   As filed with the Securities and Exchange Commission on December 21, 2001

                       1933 Act Registration No. 2-47015
                      1940 Act Registration No. 811-2354

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                                                             [x]

                        POST-EFFECTIVE AMENDMENT NO. 68

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                                                             [x]



                    BlackRock Provident Institutional Funds
              (Exact Name of Registrant As Specified In Charter)



                        Bellevue Park Corporate Center
                             400 Bellevue Parkway
                          Wilmington, Delaware 19809
                   (Address of Principal Executive Offices)
                 Registrant's Telephone Number: (302) 791-3329


                               W. BRUCE McCONNEL
                          Drinker Biddle & Reath LLP
                               One Logan Square
                           18/th/ and Cherry Streets
                     Philadelphia, Pennsylvania 19103-6996
                    (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box)

     [_]  immediately upon filing pursuant to paragraph (b)
     [_]  on ____________ pursuant to paragraph (b)
     [X]  60 days after filing pursuant to paragraph (a)(1)
     [_]  on (date) pursuant to paragraph (a)(1)
     [_]  75 days after filing pursuant to paragraph (a)(2)
     [_]  on ____________ pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

     [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:  Shares of Beneficial Interest.

================================================================================

CALIFORNIA MONEY FUND
NEW YORK MONEY FUND

Bear Stearns Shares

                                         PROSPECTUS
                                         _________, 2002


                                    The Securities and Exchange Commission has not approved or disapproved the Funds' shares or determined if this prospectus is accurate or complete. It is a criminal offense to state otherwise.

TABLE OF CONTENTS                                                     Page
HOW TO FIND THE INFORMATION YOU NEED.................................        1
CALIFORNIA MONEY FUND................................................        2
NEW YORK MONEY FUND..................................................       13
MANAGEMENT OF THE FUND...............................................       24
SHAREHOLDER INFORMATION..............................................       25
     Price of Fund Shares............................................       25
     Purchase of Shares..............................................       25
     Redemption of Shares............................................       26
     Bear Stearns Distribution Plan and Shareholder Services Plan....       27
     Dividends and Distributions.....................................       28
     Federal Taxes...................................................       28
     State and Local Taxes...........................................       29
HOW TO CONTACT BEAR STEARNS..........................................       31

How To Find The Information You Need

================================================================================

This Prospectus has been written to provide you with the information you need to make an informed decision about whether to invest in the Bear Stearns Shares of the BlackRock Provident Institutional Funds (the "Trust").

The Bear Stearns Shares of the Trust offered by this Prospectus represent interests in the California Money Fund and the New York Money Fund (each a "Fund" and collectively, the "Funds"). This Prospectus relates solely to the Bear Stearns Shares of the Trust.

This Prospectus is organized so that each Fund has its own short section with important facts about that particular Fund. Once you read the important facts about the Funds that interest you, read the sections that tell you about purchasing and redeemeing Bear Stearns Shares. These sections apply to both Funds.

California Money Fund

================================================================================

Risk/Return Summary

Investment Goal:
The Fund seeks to provide investors with as high a level of current interest income that is exempt from federal income tax and, to the extent possible, from California State personal income tax as is consistent with the preservation of capital and relative stability of principal.

Investment Policies:
The Fund invests primarily in debt obligations issued by or on behalf of the State of California and other states, territories, and possessions of the United States, the District of Columbia, and their respective authorities, agencies, instrumentalities and political subdivisions, and tax-exempt derivative securities such as tender option bonds, participations, beneficial interests in trusts and partnership interests ("Municipal Obligations"). Dividends paid by the Fund that are derived from the interest on Municipal Obligations that is exempt from taxation under the Constitution or statutes of California ("California Municipal Obligations") are exempt from regular federal and California State personal income tax. California Municipal Obligations include municipal securities issued by the State of California and its political subdivisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico.

Principal Risks of Investing:
Although the Fund invests in money market instruments which the investment adviser, BlackRock Institutional Management Corporation ("BIMC," or the "Adviser"), believes present minimal credit risks at the time of purchase, there is a risk that an issuer may not be able to make principal and interest payments when due. The Fund is also subject to risks related to changes in prevailing interest rates, since generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise.

The Fund is non-diversified because it emphasizes investments in California Municipal Obligations. This means that it may invest a greater percentage of its assets in a particular issuer, and that its performance will be dependent upon a smaller category of securities than a diversified portfolio. Accordingly, the Fund may experience greater fluctuations in net asset value and may have greater risk of loss.

Dividends derived from interest on Municipal Obligations other than California Municipal Obligations are exempt from federal income tax but may be subject to California State personal income tax.

An investment in the Fund is not a deposit in PFPC Trust Company or PNC Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Performance Information

Bear Stearns Shares of the Fund do not have a performance history as of the date of this Prospectus because the Fund has not yet commenced operations. Therefore, the Bar Chart below indicates the risks of investing in the Fund by showing how the performance of the Dollar Shares of the Fund has varied from year to year; and the average annual return for Dollar Shares of the Fund. The Table shows how the average annual return for Dollar Shares of the Fund for one, five and ten years compares to that of a selected market index. The Bar Chart and the Table assume reinvestment of dividends and distributions. The Fund's past performance does not necessarily indicate how it will perform in the future.

                                    [GRAPH]

                             California Money Fund
                               Dollar Shares/1/

                            Net Annualized Returns

                                 1992 - 2.36%
                                 1993 - 2.01%
                                 1994 - 2.48%
                                 1995 - 3.39%
                                 1996 - 2.96%
                                 1997 - 3.14%
                                 1998 - 2.88%
                                 1999 - 2.57%
                                 2000 - 3.12%
                                 2001 - ____%


                        January, 1992 - December, 2001



/1/ Because the Bear Stearns Shares of the Fund have not yet commenced operations, the performance is that of the Dollar Shares of the Fund, which are offered by a separate prospectus. Dollar Shares and Bear Stearns Shares of the Fund should have returns and seven day yields that are substantially the same because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

During the ten-year period shown in the bar chart, the highest quarterly return was _____% (for the quarter ended ____________________) and the lowest quarterly return was _____% (for the quarter ended ___________________).

The Fund's Average Annual Total Return for Periods Ended December 31, 2001

                                                                   1 Year          5 Years         10 Years
                                                                   ------          -------         --------
California Money Fund Dollar Shares/1/
                                                                  ______%         _______%        _______%
iMoneyNet, Inc.'s Money Fund Report: California State
Specific Tax-Free Institutions - Only Money Fund Average*         ______%         _______%        _______%

                                                                           7-Day Yield
                                                                      As of December 31, 2001
                                                                      -----------------------
California Money Fund Dollar Shares/1/                                       ______%

iMoneyNet, Inc.'s Money Fund Report: California State Specific
Tax-Free Institutions - Only Money Fund Average*                             ______%

/1/ Because the Bear Stearns Shares of the Fund have not yet commenced operations, the performance is that of the Dollar Shares of the Fund, which are offered by a separate prospectus. Dollar Shares and Bear Stearns Shares of the Fund should have returns and seven day yields that are substantially the same because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

* iMoneyNet, Inc.'s Money Fund Report: California State Specific Tax-Free Institutions - Only Money Fund Average is comprised of institutional money market funds investing in tax-exempt obligations of California State. The 7-day yield for iMoneyNet, Inc. is as of ______________. The 7-day yield for California Money Fund Dollar Shares as of _______________ was ______%.


Current Yield: You may obtain the Fund's current 7-day yield by calling [______________].

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)

--------------------------------------------------------------------------------
                                              California Money Fund
                                               Bear Stearns Shares
                                               -------------------

Management Fees                                   .20%
Distribution (12b-1) Fees                         .35%
Other Expenses                                    .69%
     Administration Fees                                   .20%
     Shareholder Servicing Fees                            .25%
     Miscellaneous                                         .24%
Total Annual Fund Operating Expenses/1/          1.24%
                                                =====

--------------------------------------------------------------------------------

/1/ The Fund's "Total Annual Operating Expenses" are estimated based on expenses expected to be incurred in the current fiscal year. The Adviser and PFPC Inc., the Fund's co-administrator, may from time to time waive the investment advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. As a result of fee waivers, the expected "Management Fees," "Other Expenses" and "Total Annual Fund Operating Expenses" of the Fund in the current fiscal year are set forth below. However, the waivers are voluntary and can be terminated at any time.

--------------------------------------------------------------------------------

                                              California Money Fund
                                               Bear Stearns Shares
                                               -------------------

Management Fees (after current waivers)           .08%
Distribution (12b-1) Fees                         .35%
Other Expenses (after current waivers)            .57%
     Administration Fees                                   .08%
     Shareholder Servicing Fees                            .25%
     Miscellaneous                                         .24%
Total Annual Fund Operating Expenses
     (after current waivers)                     1.00%
                                                =====

Example
This Example is intended to help you compare the cost of investing in the Fund (without the waivers) with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                   -----------------------------------------
                            California Money Fund
                             Bear Stearns Shares
                   -----------------------------------------

                           One Year            $______
                        Three Years            $______
                   -----------------------------------------

INVESTMENT STRATEGIES AND RISK DISCLOSURES

The Fund is a money market fund. The investment objective of the Fund is to provide investors with as high a level of current interest income that is exempt from federal income tax and, to the extent possible, from California State personal income tax as is consistent with the preservation of capital and relative stability of principal. The Fund's investment objective may be changed by the Board of Trustees without shareholder approval. The Fund invests primarily in California Municipal Obligations.

Substantially all of the Fund's assets are invested in Municipal Obligations. The Fund expects that, except during temporary defensive periods or when acceptable securities are unavailable for investment by the Fund, the Fund will invest at least 80% of its net assets in California Municipal Obligations. At least 50% of the Fund's assets must be invested in obligations which, when held by an individual, the interest therefrom is exempt from California State personal income taxation (i.e., California Municipal Obligations and certain U.S. Government obligations) at the close of each quarter of its taxable year so as to permit the Fund to pay dividends that are exempt from California State personal income tax. Dividends, regardless of their source, may be subject to local taxes. The Fund will not knowingly purchase securities the interest on which is subject to regular federal income tax; however, the Fund may hold uninvested cash reserves pending investment during temporary defensive periods or, if in the opinion of the Adviser, suitable tax-exempt obligations are unavailable. Uninvested cash reserves will not earn income.

The Fund invests in Municipal Obligations which are determined by the Adviser to present minimal credit risk pursuant to guidelines approved by the Trust's Board of Trustees pursuant to Rule 2a-7 under the 1940 Act and other rules of the SEC. Pursuant to Rule 2a-7, the Fund is authorized to purchase instruments that are determined to have minimum credit risk and are Eligible Securities. Applicable Eligible Securities are:

  . instruments which are rated at the time of purchase (or which are guaranteed or in some cases otherwise supported by credit supports with such ratings) in one of the top two rating categories by two unaffiliated NRSROs (or one NRSRO if the security or guarantee was rated by only one NRSRO);

  . instruments issued or guaranteed by persons with short-term debt having such ratings;

  . unrated instruments determined by the Adviser, pursuant to procedures approved by the Board of Trustees, to be of comparable quality to such securities; and

  . shares of other open-end investment companies that invest in the type of obligations in which the Fund may invest and securities issued by the U.S. Government or any agency or instrumentality.

INVESTMENTS.  The Fund's investments may include the following:

Municipal Obligations. The Fund may purchase Municipal Obligations which are classified as "general obligation" securities and "revenue" securities. Revenue securities may include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. While interest paid on private activity bonds will be exempt from regular federal income tax, it may be treated as a specific tax preference item under the federal alternative minimum tax. Other Municipal Obligations in which the Fund may invest include custodial receipts, tender option bonds and Rule 144A securities. In addition, the portfolio may include "moral obligation" bonds.

Variable and Floating Rate Instruments. The Fund may purchase variable or floating rate notes issued by industrial development authorities and other governmental entities, which are instruments that provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively.

Borrowing. The Fund is authorized to issue senior securities or borrow money from banks or other lenders on a temporary basis to the extent permitted by the 1940 Act. The Fund will borrow money when the Adviser believes that the return from securities purchased with borrowed funds will be greater than the cost of the borrowing. Such borrowings will be unsecured. The Fund will not purchase portfolio securities while borrowings in excess of 5% of the Fund's total assets are outstanding.

When-Issued and Delayed Settlement Transactions. The Fund may purchase securities on a "when-issued" or "delayed settlement" basis. The Fund expects that commitments to purchase when-issued or delayed settlement securities will not exceed 25% of the value of its total assets absent unusual market conditions and that commitments by the Fund to purchase when-issued securities will not exceed 45 days. The Fund does not intend to purchase when-issued or delayed settlement securities for speculative purposes but only in furtherance of its investment objective. The Fund receives no income from when-issued or delayed settlement securities prior to delivery of such securities.

Stand-by Commitments. The Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

Investment Company Securities. The Fund may invest in securities issued by other open-end investment companies that invest in the type of obligations in which the Fund may invest. A pro rata portion of the other investment companies' expenses will be borne by the Fund's shareholders.

Illiquid Securities. The Fund will not invest more than 10% of the value of its total assets in illiquid securities, which may be illiquid due to legal or contractual restrictions on resale or the absence of readily available market quotations. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation.

Other Types of Investments. This Prospectus describes the Fund's principal investment strategies, and the particular types of securities in which the Fund principally invests. The Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies are described in the Statement of Additional Information, which is referred to on the back cover of this Prospectus.

RISK FACTORS. The principal risks of investing in the Fund are also described above in the Risk/Return Summary. The following supplements that description.

Interest Rate Risk. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. As a result, if interest rates were to change rapidly, there is a risk that the change in market value of the Fund's assets may not enable the Fund to maintain a stable net asset value of $1.00 per share.

Credit Risk. The risk that an issuer will be unable to make principal and interest payments when due is known as "credit risk." U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal Obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Credit quality ratings published by a NRSRO are widely accepted measures of credit risk. The lower a security is rated by a NRSRO the more credit risk it is considered to represent.

Other Risks. Certain investment strategies employed by the Fund may involve additional investment risk. Liquidity risk involves certain securities which may be difficult or impossible to sell at the time and the price that the Fund would like.

Municipal Obligations. In making investments, the Fund and the Adviser will rely on issuers' bond counsel and, in the case of derivative securities, sponsors' counsel for their opinions on the tax-exempt status of interest on Municipal Obligations and payments under tax-exempt derivative securities. Neither the Fund nor its Adviser will independently review the bases for those tax opinions. If any of those tax opinions are ultimately determined to be incorrect, the Fund and its shareholders could be subject to substantial tax liabilities.

Special Considerations Affecting the Fund. The Fund is concentrated in securities issued by the State of California or entities within the State of California and therefore, investment in the Fund may be riskier than an investment in other types of money market funds. The Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of California Municipal Obligations to timely meet their continuing obligations with respect to the Municipal Obligations. Any reduction in the creditworthiness of issuers of California Municipal Obligations could adversely affect the market values and marketability of California Municipal Obligations, and, consequently, the net asset value of the Fund's portfolio.

General obligation bonds of the state of California are currently rated AA and AA2, respectively, by Standard & Poor's Ratings Services and Moody's Investors Service, Inc.

Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in certain adverse consequences affecting California Municipal Obligations. Significant financial and other considerations relating to the Fund's investments in California Municipal Obligations are summarized in the Statement of Additional Information.

The Fund may invest more than 25% of its assets in Municipal Obligations the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Fund's Adviser. To the extent that the Fund's assets are so invested, the Fund will be subject to the particular risks presented by such similar projects to a greater extent than it would be if the Fund's assets were not so invested.

The Fund may from time to time invest in electric revenue issues. The financial performance of certain of these utilities has been severely impacted as the industry moves toward deregulation and increased competition. California's electric utility restructuring plan permits direct competition to be phased in between 1998 and 2002. Municipal utilities, while not subject to the legislation, are being faced with competitive market forces and must use the transition period wisely to proactively prepare for deregulation. They are under pressure to reduce rates and cut costs in order to maintain their customer bases. In addition, some electric revenue issues have exposure to or participate in nuclear power plants which could affect the issuer's financial performance. Risks include unexpected power outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief. All of these factors could materially adversely affect electric utility issuers.

Financial Highlights

The Bear Stearns Shares of the Fund do not have a financial history as of the date of this Prospectus. The financial highlights table is intended to help you understand the California Money Fund Dollar Shares' financial performance for the past five years, including each year ended October 31 in the two year period ended October 31, 2001, the nine months ended October 31, 1999 and each year ended January 31 in the three year period ended January 31, 1999. The Fund reorganized into the Trust in 1999 and changed its fiscal year at that time. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are incorporated by reference into the Statement of Additional Information and included in the Annual Report, each of which is available upon request.

California Money Fund Dollar Shares
The table below sets forth selected financial data for a California Money Fund Dollar Share outstanding throughout each year presented.

                                                                           Nine
                                                                           Months
                                                                           Ended
                                             Year Ended October 31,     October 31,        Year Ended October 31,
                                               2001         2000           1999          1999       1998       1997
                                           ---------------------------------------------------------------------------
Net Asset Value, Beginning of Period....                $   1.00         $    1.00      $   1.00   $   1.00   $   1.00
                                              ------    --------         ---------      --------   --------   --------
   Income from Investment Operations:
   Net Investment Income................                  0.0301            0.0182        0.0280     0.0309     0.0291
                                              ------    --------         ---------      --------   --------   --------
Less Distributions:
   Dividends to Shareholders from
     Net Investment Income..............                 (0.0301)          (0.0182)      (0.0280)   (0.0309)   (0.0291)
                                              ------    --------         ---------      --------   --------   --------
Net Asset Value, End of Period..........                $   1.00         $    1.00      $   1.00   $   1.00   $   1.00
                                              ------    ========         =========      ========   ========   ========
Total Return............................                    3.05%             2.48%/2/      2.84%      3.14%      2.96%
                                              ------
Ratios/Supplemental Data:
   Net Assets, End of Period $(000).....                  10,212             8,288       139,601    130,547    126,321
                                              ------
Ratio of Expenses to Average
     Daily Net Assets/1/................                    0.45%             0.45%/2/      0.45%      0.45%      0.45%
                                              ------
 Ratio of Net Investment Income to
      Average Daily Net Assets..........                    2.98%             2.43%/2/      2.77%      3.09%      2.90%
                                              ------

______________________

/1/ Without the waiver of advisory and administration fees, the ratio of expenses to average daily net assets would have been ____% and .69% for the years ended October 31, 2001 and 2000, respectively; .70% (annualized) for the nine months ended October 31, 1999; and .70%, .71% and .73% for the years ended January 31, 1999, 1998 and 1997, respectively, for California Money Fund Dollar Shares.

/2/  Annualized.

New York Money Fund

================================================================================

Risk/Return Summary

Investment Goal:

The Fund seeks to provide investors with as high a level of current interest income that is exempt from federal income tax and, to the extent possible, from New York State and New York City personal income taxes as is consistent with the preservation of capital and relative stability of principal.

Investment Policies:

The Fund invests primarily in debt obligations issued by or on behalf of the State of New York. The Fund may also invest in debt obligations issued by or on behalf of other states, territories, and possessions of the United States, the District of Columbia, and their respective authorities, agencies, instrumentalities and political subdivisions, and tax-exempt derivative securities such as tender option bonds, participations, beneficial interests in trusts and partnership interests ("Municipal Obligations"). Dividends paid by the Fund that are derived from interest on obligations that is exempt from taxation under the Constitution or statutes of New York ("New York Municipal Obligations") are exempt from regular federal, New York State and New York City personal income tax. New York Municipal Obligations include municipal securities issued by the State of New York and its political subdivisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico.

Principal Risks of Investing:

Although the Fund invests in money market instruments which the Adviser believes present minimal credit risks at the time of purchase, there is a risk that an issuer may not be able to make principal and interest payments when due. The Fund is also subject to risks related to changes in prevailing interest rates, since generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise.

The Fund is non-diversified because it emphasizes investments in New York Municipal Obligations. This means that it may invest a greater percentage of its assets in a particular issuer, and that its performance will be dependent upon a smaller category of securities than a diversified portfolio. Accordingly, the Fund may experience greater fluctuations in net asset value and may have greater risk of loss.

Dividends derived from interest on Municipal Obligations other than New York Municipal Obligations are exempt from federal income tax but may be subject to New York State and New York City personal income tax.

An investment in the Fund is not a deposit in PFPC Trust Company or PNC Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Performance Information

Bear Stearns Shares of the Fund do not have a performance history as of the date of this Prospectus because the Fund has not yet commenced operations.
Therefore, the Bar Chart below indicates the risks of investing in the Fund by showing how the performance of the Institutional Shares of the Fund has varied from year to year; and the average annual return for Institutional Shares of the Fund. The Table shows how the average annual return for Institutional Shares of the Fund for one, five and ten years compares to that of a selected market index. The Bar Chart and Table assume reinvestment of dividends and distributions. The Fund's past performance does not necessarily indicate how it will perform in the future.


                              New York Money Fund
                            Institutional Shares/1/

                                    [GRAPH]

                            Net Annualized Returns

                                 1992 - 2.66%
                                 1993 - 2.22%
                                 1994 - 2.63%
                                 1995 - 3.69%
                                 1996 - 3.30%
                                 1997 - 3.48%
                                 1998 - 3.22%
                                 1999 - 2.99%
                                 2000 - 3.80%
                                 2001 - ____%

                        January, 1992 - December, 2001

/1/ Because the Bear Stearns Shares of the Fund have not yet commenced operations, the performance is that of the Institutional Shares of the Fund, which is the only share class of the Fund with a ten year history; the Institutional Shares are offered by a separate prospectus. Institutional Shares and Bear Stearns Shares of the Fund should have returns and seven day yields that are substantially the same because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

During the ten-year period shown in the bar chart, the highest quarterly return was _____% (for the quarter ended _________________) and the lowest quarterly return was _____% (for the quarter ended _________________).

The Fund's Average Annual Total Return for Periods Ended December 31, 2001

                                                                 1 Year          5 Years        10 Years
                                                                 ------          -------        --------
New York Money Fund Institutional Shares/1/                      ____%            ____%          ____%

iMoneyNet, Inc.'s Money Fund Report:
 New York State Specific Tax-Free Institutions - Only
 Money Fund Average *                                             ____%            ____%          ____%


                                                                               7-Day Yield
                                                                         As of December 31, 2001
                                                                         -----------------------
New York Money Fund Institutional Shares/1/                                    ____%

iMoneyNet, Inc.'s Money Fund Report:
 New York State Specific Tax-Free Institutions - Only
 Money Fund Average*                                                           ____%

/1/ Because the Bear Stearns Shares of the Fund have not yet commenced operations, the performance is that of the Institutional Shares of the Fund, which is the only share class of the Fund with a ten year history; the Institutional Shares are offered by a separate prospectus. Institutional Shares and Bear Stearns Shares of the Fund should have returns and seven day yields that are substantially the same because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

* iMoneyNet, Inc.'s Money Fund Report: New York State Specific Tax-Free Institutions - Only Money Fund Average is comprised of institutional money market funds investing in tax-exempt obligations of New York State. The 7-day yield for iMoneyNet, Inc. is as of _____________. The 7-day yield for New York Money Fund Dollar Shares as of ______________ was ____%.

Current Yield: You may obtain the Fund's current 7-day yield by calling [_______________].

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

--------------------------------------------------------------------------------
                                              New York Money Fund
                                              Bear Stearns Shares
                                              -------------------

Management Fees                                      .20%
Distribution (12b-1) Fees                            .35%
Other Expenses                                       .69%
       Administration Fees                                   .20%
       Shareholder Servicing Fees                            .25%
       Miscellaneous                                         .24%
Total Annual Fund Operating Expenses/1/             1.24%
                                                    ====
--------------------------------------------------------------------------------

/1/ The Fund's "Total Annual Operating Expenses" are estimated based on expenses expected to be incurred in the current fiscal year. The Adviser and PFPC Inc., the Fund's co-administrator, may from time to time waive the investment advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. As a result of fee waivers, the expected "Management Fees," "Other Expenses" and "Total Annual Fund Operating Expenses" of the Fund in the current fiscal year are set forth below. However, the waivers are voluntary and can be terminated at any time.

--------------------------------------------------------------------------------

                                              New York Money Fund
                                              Bear Stearns Shares
                                              -------------------

Management Fees (after current waivers)              .08%
Distribution (12b-1) Fees                            .35%
Other Expenses (after current waivers)               .57%
       Administration Fees                                   .08%
       Shareholder Servicing Fees                            .25%
       Miscellaneous                                         .24%
Total Annual Fund Operating Expenses
       (after current waivers)                      1.00%
                                                    ====

Example
This Example is intended to help you compare the cost of investing in the Fund (without the waivers) with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       ---------------------------------
                              New York Money Fund
                              Bear Stearns Shares
                       ---------------------------------

                              One Year         $____
                           Three Years         $____
                       ---------------------------------

INVESTMENT STRATEGIES AND RISK DISCLOSURE

The Fund is a money market fund. The investment objective of the Fund is to provide investors with as high a level of current interest income that is exempt from federal income tax and, to the extent possible, from New York State and New York City personal income taxes as is consistent with the preservation of capital and relative stability of principal. The Fund's investment objective may be changed by the Board of Trustees without shareholder approval. The Fund invests primarily in New York Municipal Obligations.

Substantially all of the Fund's assets are invested in Municipal Obligations. The Fund expects that, except during temporary defensive periods or when acceptable securities are unavailable for investment by the Fund, the Fund will invest at least 80% of its net assets in New York Municipal Obligations, although the amount of the Fund's assets invested in such securities will vary from time to time. The Fund will not knowingly purchase securities the interest on which is subject to regular federal income tax; however, the Fund may hold uninvested cash reserves pending investment during temporary defensive periods or, if in the opinion of the Adviser, suitable tax-exempt obligations are unavailable. Uninvested cash reserves will not earn income.

The securities purchased by the Fund are subject to the quality, diversification, and other requirements of Rule 2a-7 under the 1940 Act and other rules of the SEC. The Fund will only purchase securities that present minimal credit risk as determined by the Adviser pursuant to guidelines approved by the Trust's Board of Trustees. Securities purchased by the Fund (or the issuers of such securities) will be Eligible Securities. Applicable Eligible Securities are:

  . securities which are rated at the time of purchase (or which are guaranteed or in some cases otherwise supported by credit supports with such ratings) in one of the top two rating categories by two unaffiliated NRSROs (or one NRSRO if the security or guarantee was rated by only one NRSRO);

  . securities issued or guaranteed by persons with short-term debt having such ratings;

  . unrated securities determined by the Adviser, pursuant to procedures approved by the Board of Trustees, to be of comparable quality to such securities; and

  . shares of other open-end investment companies that invest in the type of obligations in which the Fund may invest.

INVESTMENTS.  The Fund's investments may include the following:

Municipal Obligations. The Fund may purchase Municipal Obligations which are classified as "general obligation" securities and "revenue" securities. Revenue securities may include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. While interest paid on private activity bonds will be exempt from regular federal income tax, it may be treated as a specific tax preference item under the federal alternative minimum tax. Other Municipal Obligations in which the Fund may invest include custodial receipts, tender options bonds and Rule 144A securities. In addition, the portfolio may also include "moral obligation" bonds.

Variable and Floating Rate Instruments. The Fund may purchase variable or floating rate notes issued by industrial development authorities and other governmental entities, which are instruments that provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively.

Borrowing. The Fund is authorized to issue senior securities or borrow money from banks or other lenders on a temporary basis to the extent permitted by the 1940 Act. The Fund will borrow money when the Adviser believes that the return from securities purchased with borrowed funds will be greater than the cost of the borrowing. Such borrowings will be unsecured. The Fund will not purchase portfolio securities while borrowings in excess of 5% of the Fund's total assets are outstanding.

When-Issued and Delayed Settlement Transactions. The Fund may purchase securities on a "when-issued" or "delayed settlement" basis. The Fund expects that commitments to purchase when-issued or delayed settlement securities will not exceed 25% of the value of its total assets absent unusual market conditions and that commitments by the Fund to purchase when-issued securities will not exceed 45 days. The Fund does not intend to purchase when-issued or delayed settlement securities for speculative purposes but only in furtherance of its investment objective. The Fund receives no income from when-issued or delayed settlement securities prior to delivery of such securities.

Stand-by Commitments. The Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

Investment Company Securities. The Fund may invest in securities issued by other open-end investment companies that invest in the type of obligations in which the Fund may invest. A pro rata portion of the other investment companies' expenses will be borne by the Fund's shareholders.

Illiquid Securities. The Fund will not invest more than 10% of the value of its total assets in illiquid securities, which may be illiquid due to legal or contractual restrictions on resale or the absence of readily available market quotations. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation.

Other Types of Investments. This Prospectus describes the Fund's principal investment strategies, and the particular types of securities in which the Fund principally invests. The Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies are described in the Statement of Additional Information, which is referred to on the back cover of this Prospectus.

RISK FACTORS. The principal risks of investing in the Fund are also described above in the Risk/Return Summary. The following supplements that description.

Interest Rate Risk. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. As a result, if interest rates were to change rapidly, there is a risk that the change in market value of the Fund's assets may not enable the Fund to maintain a stable net asset value of $1.00 per share.

Credit Risk. The risk that an issuer will be unable to make principal and interest payments when due is known as "credit risk." U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal Obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Credit quality ratings published by an NRSRO are widely accepted measures of credit risk. The lower a security is rated by an NRSRO, the more credit risk it is considered to represent.

Other Risks. Certain investment strategies employed by the Fund may involve additional investment risk. Liquidity risk involves certain securities which may be difficult or impossible to sell at the time and the price that the Fund would like.

Special Considerations Affecting the Fund. The Fund is concentrated in securities issued by the State of New York or entities within the State of New York and therefore, investment in the Fund may be riskier than an investment in other types of money market funds. The Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New York Municipal Obligations to meet their continuing obligations for the payment of principal and interest.

Certain substantial issuers of New York Municipal Obligations (including issuers whose obligations may be acquired by the Fund) have historically experienced serious financial difficulties. These difficulties have historically jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowing and fewer markets for their outstanding debt obligations. However, strong demand for New York Municipal Obligations has at times had the effect of permitting New York Municipal Obligations to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York Municipal Obligations could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York Municipal Obligations. Although as of the date of this Prospectus, no issuers of New York Municipal Obligations are in default with respect to the payment of their Municipal Obligations, the occurrence of any such default could affect adversely the market values and marketability of all New York Municipal Obligations and, consequently, the net asset value of the Fund's portfolio.

The risk of a downturn in the financial markets, and the New York economy in particular, however, has been heightened by the terrorist attacks on New York City on September 11, 2001. It is likely that the revenue base of New York City and New York state will experience some decline, and spending pressure related to the cleanup and economic redevelopment of the World Trade Center site will be substantial. At this time, it is not possible to predict what impact, if any, these events will have on the ability of New York municipal issuers to make prompt payments of principal and interest on New York Municipal Obligations.
The credit quality of certain New York Municipal

Obligations may be downgraded as a result of these events. This could cause the Fund to lose money. If the Fund has difficulty finding high quality New York Municipal Obligations to purchase, the amount of the Fund's income that is subject to New York taxes could increase.

General obligation bonds of the State of New York are currently rated AA and A2, respectively, by Standard & Poor's Ratings Services and Moody's Investors Service, Inc.

The Fund may invest more than 25% of its assets in Municipal Obligations, the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Fund's Adviser. To the extent that the Fund's assets are so invested, the Fund will be subject to the particular risks presented by such similar projects to a greater extent than if the Fund's assets were not so invested.

Municipal Obligations. In making investments, the Fund and the Adviser will rely on issuers' bond counsel and, in the case of derivative securities, sponsors' counsel for their opinions on the tax-exempt status of interest on Municipal Obligations and payments under tax-exempt derivative securities. Neither the Fund nor its Adviser will independently review the bases for those tax opinions. If any of those tax opinions are ultimately determined to be incorrect, the Fund and its shareholders could be subject to substantial tax liabilities.

Financial Highlights

The Bear Stearns Shares of the Fund do not have a financial history as of the date of this Prospectus. The financial highlights table is intended to help you understand the New York Money Fund Institutional Shares' financial performance for the past five years, including each year ended October 31 in the two year period ended October 31, 2001, the three months ended October 31, 1999 and each year ended July 31 in the three year period ended July 31, 1999. The Fund reorganized into the Trust in 1999 and changed its fiscal year at that time. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are incorporated by reference into the Statement of Additional Information and included in the Annual Report, each of which is available upon request.

New York Money Fund Institutional Shares
The table below sets forth selected financial data for a New York Money Fund Institutional Share outstanding throughout each year presented.

                                                                          Three
                                                                          Months
                                                                          Ended
                                            Year Ended October 31,      October 31,         Year Ended July 31,
                                              2001       2000              1999         1999       1998       1997
                                          -------------------------------------------------------------------------
Net Asset Value, Beginning of Period...                $   1.00         $    1.00      $   1.00   $   1.00   $   1.00
                                                       --------         ---------      --------   --------   --------
 Income from Investment Operations:
  Net Investment Income................                  0.0364            0.0076        0.0289     0.0336     0.0334
                                                       --------         ---------      --------   --------   --------
     Less Distributions:
 Dividends to Shareholders from
  Net Investment Income................                 (0.0364)          (0.0076)      (0.0289)   (0.0336)   (0.0334)
                                                       --------         ---------      --------   --------   --------
Net Asset Value, End of Period.........                $   1.00         $    1.00      $   1.00   $   1.00   $   1.00
                                                       ========         =========      ========   ========   ========
Total Return...........................                    3.71%             3.06%/2/      2.93%      3.41%      3.39%
Ratios/Supplemental Data:
     Net Assets, End of Period $(000)..                 302,194           323,247       295,728    318,091    269,821
Ratio of Expenses to Average
  Daily Net Assets/1/..................                    0.19%             0.20%/2/      0.20%      0.20%      0.20%
Ratio of Net Investment Income to
 Average Daily Net Assets..............                    3.61%             3.02%/2/      2.87%      3.35%      3.34%


/1/ Without the waiver of advisory and administration fees, the ratio of expenses to average daily net assets would have been __% and .45% for the years ending October 31, 2001 and 2000, respectively; .50% (annualized) for the three months ended October 31, 1999; and .48%, .48% and .49% for the years ended July 31, 1999, 1998 and 1997, respectively, for New York Money Fund Institutional Shares.

/2/  Annualized.

MANAGEMENT OF THE FUND

Investment Adviser

The Adviser, a majority-owned indirect subsidiary of PNC Bank N.A. ("PNC Bank"), serves as the Trust's investment adviser. The Adviser and its affiliates are one of the largest U.S. bank managers of mutual funds, with assets currently under management in excess of $____ billion. BIMC (formerly known as PNC Institutional Management Corporation) was organized in 1977 by PNC Bank to perform advisory services for investment companies and has its principal offices at Bellevue Park Corporate Center, 100 Bellevue Parkway, Wilmington, Delaware 19809.

As investment adviser, BIMC manages each Fund and is responsible for all purchases and sales of the Funds' securities. For the investment advisory services provided and expenses assumed by it, BIMC is entitled to receive a fee, computed daily and payable monthly, based on each Fund's average net assets. BIMC and PFPC Inc. ("PFPC"), the co-administrator, may from time to time reduce the investment advisory and administration fees otherwise payable to them or may reimburse a Fund for its operating expenses. Any fees waived and any expenses reimbursed by BIMC and PFPC with respect to a particular fiscal year are not recoverable. BIMC will be entitled to receive the following fees as a percentage of each Fund's average net asets:

                 Fund                       Administration Fees         Investment Advisory Fees
                 ----                       -------------------         ------------------------
          California Money Fund                 0.20%                          0.20%
          New York Money Fund                   0.20%                          0.20%

The services provided by BIMC and the fees payable by each Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."

SHAREHOLDER INFORMATION

Price of Fund Shares

     A Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined by PFPC, the Trust's co-administrator, each day on which both the New York Stock Exchange ("NYSE") and the Federal Reserve Bank of Philadelphia are open for business (a "Business Day"). The net asset value of each Fund is determined on each Business Day as of the close of trading on the NYSE (normally 4:00 PM Eastern Time). The net asset value per share of each class of a Fund's shares is calculated by adding the value of all securities and other assets of a Fund that are allocable to a particular class, subtracting liabilities charged to such class, and dividing the result by the total number of outstanding shares of such class. In computing net asset value, each Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Additional Purchase and Redemption Information."

     On any business day when the Bond Market Association ("BMA") recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credits for purchase and redemption orders received after the Fund's closing time and credit will be granted to the next business day.

Purchase of Shares

     Bear Stearns Shares may be purchased through an account maintained by Bear Stearns & Co., Inc. ("Bear Stearns"). Shares of each of the Funds are sold at the net asset value per share next determined after confirmation of a purchase order by PFPC, which also serves as the Trust's transfer agent. Purchase orders for shares are accepted only on Business Days. Payment for shares may be made only in federal funds or other funds immediately available to PNC Bank.

     The chart below outlines the deadlines for execution of purchase orders. Purchase orders accepted by PFPC by the deadline and for which payment has been received by PNC Bank, an agent of the Trust's custodian, PFPC Trust Company, by 4:00 PM Eastern Time will be executed that day. Purchase orders received after the deadlines, and orders for which payment has not been received by 4:00 PM Eastern Time will not be accepted, and notice thereof will be given to the institution placing the order. Payment for purchase orders which are not received or accepted will be returned after prompt inquiry to the sending institution. Each of the Funds may at its discretion reject any purchase order for Bear Stearns Shares.

               Portfolio                            Time
               ---------                            ----
          California Money Fund*            12:00 Noon Eastern Time
          New York Money Fund               12:00 Noon Eastern Time


* Purchase orders for Bear Stearns Shares of the California Money Fund will be accepted between 12:00 Noon Eastern Time and 1:00 PM Eastern Time up to a maximum order of $1 million per account. The Fund reserves the right to limit the amount of such orders or to reject an order for any reason.

   Purchases of Shares of each Fund may be effected through a Bear Stearns brokerage account (an "Account") through procedures and requirements established by Bear Stearns. Beneficial ownership of Bear Stearns Shares will be recorded by Bear Stearns and will be reflected in Account statements. Bear Stearns may impose minimum investment Account requirements. Even if Bear Stearns does not impose a sales charge for purchases of Shares, depending on the terms of an Account, Bear Stearns may charge an Account certain fees for automatic investment and other services provided to an Account. Information concerning Account requirements, services and charges should be obtained from Bear Stearns, and should be read in conjunction with this Prospectus.

   Certain Accounts may be eligible for an automatic investment or redemption privilege, commonly called a "sweep," under which amounts necessary to decrease or increase an Account balance to a predetermined dollar amount at the end of each day are invested in or redeemed from a selected Fund as of the end of the day. The frequency of investments and the minimum investment requirement will be established by Bear Stearns and the Trust. In addition, Bear Stearns may require a minimum amount of cash and/or securities to be deposited in an Account to participate in the sweep program. Each investor desiring to use this privilege should consult Bear Stearns for details.

Redemption of Shares

     Bear Stearns Shares may be redeemed at any time through a Bear Stearns representative. If the Shares are owned beneficially through an Account, they may be redeemed in accordance with instructions and limitations pertaining to such Account. Bear Stearns Shares are redeemed without charge by a Fund at the net asset value per share next determined after PFPC's receipt of the redemption request.

   The chart below outlines the deadlines for the redemption of Bear Stearns Shares of the Funds. Payment for redeemed shares of the Funds for which redemption requests are received by PFPC by the established deadlines on a Business Day is made in federal funds wired to the redeeming shareholder on the same day. Payment of redemption requests that are received after the established deadlines is wired in federal funds on the next day following redemption requests. If the Federal Reserve Bank of Philadelphia is closed on the day the redemption proceeds would otherwise be wired, wiring of the redemption proceeds may be delayed one additional Business Day. Also, a Fund may suspend the right of redemption or postpone the date of payment under the conditions specified in the 1940 Act.

               Portfolio                           Time
               ---------                           ----

          California Money Fund*           12:00 Noon Eastern Time
          New York Money Fund              12:00 Noon Eastern Time


* Redemptions orders for Bear Stearns Shares of the California Money Fund will be accepted between 12:00 Noon Eastern Time and 1:00 PM Eastern Time up to a maximum of $1 million per account. The Fund reserves the right to limit the amount of such orders.

     The Funds shall have the right to redeem Bear Stearns Shares held by any Account if the value of such shares is less than $_____ (other than due to market fluctuations), after sixty days' prior written notice to the shareholder. If during the sixty-day period the shareholder increases the value of its Bear Stearns Shares to $_____ or more, no such redemption shall take place. If the value of a shareholder's Bear Stearns Shares falls below an average of $_____ in any particular calendar month, the Account may be charged an account maintenance fee with respect to that month. Any such redemption shall be effected at the net asset value next determined after the redemption order is entered. In addition, a Fund may redeem Bear Stearns Shares involuntarily under certain special circumstances described in the Statement of Additional Information under "Additional Purchase and Redemption Information." An institution redeeming shares of the Fund on behalf of its customers is responsible for transmitting orders to a Fund in accordance with its customer agreements.

     Bear Stearns may also redeem each day a sufficient number of Bear Stearns Shares to cover debit balances created by transactions in an Account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit balance or charge.

     Bear Stearns reserves the right to waive or modify criteria for participation in an Account or to cancel participation in an Account for any reason.

     Conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Funds in connection with the investment of fiduciary funds in Bear Stearns Shares. (See also "Management of the Fund - Service Organizations," as described in the Statement of Additional Information.) Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary funds in Bear Stearns Shares.

Bear Stearns Distribution Plan and Shareholder Services Plan

  Pursuant to a Distribution Plan (12b-1 Plan) adopted by the Trust's Board of Trustees, the Fund entered into an agreement with Bear Stearns. The agreement will require Bear Stearns to provide distribution and sales support and shareholder services to its customers who are the beneficial owners of such shares in consideration of the payment of a fee of up to 0.35% (on an annualized basis) of the average daily net asset value of the Bear Stearns Shares of the California

Money Fund and New York Money Fund, held by Bear Stearns. Because such fees are paid out of the Funds' assets on an on-going basis, over time fees will increase the cost of an investment and may cost more than paying other types of sales charges. The distribution and sales support and shareholder services are described more fully in the Statement of Additional Information under "Management of the Fund - Service Organizations." Under the terms of the agreement, Bear Stearns is required to provide to its customers a schedule of any fees that it may charge customers in connection with their investments in Bear Stearns Shares.

  Pursuant to a Shareholder Services Plan adopted by the Trust's Board, a Fund will enter into an agreement with Bear Stearns. The agreement will require Bear Stearns to provide services to its customers who are the beneficial owners of such shares in consideration of a Fund's payment of up to ____% (on an annualized basis) of the average daily net asset value of the Bear Stearns Shares held by Bear Stearns. Such services are described more fully in the Statement of Additional Information under "Management of the Fund - Service Organizations." Under the terms of the agreement, Bear Stearns is required to provide its customers a schedule of any fees that it may charge customers in connection with their investments in Bear Stearns Shares.

Dividends and Distributions

     Each Fund declares dividends daily and distributes substantially all of its net investment income to shareholders monthly. Shares begin accruing dividends on the day the purchase order for the shares is effected and continue to accrue dividends through the day before such shares are redeemed. Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within five business days after the end of the month or within five business days after a redemption of all of a shareholder's shares of a particular class.

     Shareholders may elect to have their dividends reinvested in additional full and fractional shares of the same class of shares with respect to which such dividends are declared at the net asset value of such shares on the payment date. Reinvested dividends receive the same tax treatment as dividends paid in cash. Reinvestment elections, and any revocations thereof, must be made through your broker.

Federal Taxes

     The California Money Fund and the New York Money Fund anticipate that substantially all of their income dividends will be "exempt-interest dividends," which are exempt from federal income taxes. However, some distributions may be taxable, such as distributions that are attributable to gains on bonds that are acquired at a "market discount," and distributions of short- and long-term capital gains. Interest on indebtedness incurred by a shareholder to purchase or carry shares of these Funds generally will not be deductible for federal income tax purposes. You should note that a portion of the exempt-interest dividends made by these Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

State and Local Taxes

     Shareholders may also be subject to state and local taxes on distributions. State income taxes may not apply however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or localities within the state.

     Dividends that are paid by California Money Fund to non-corporate shareholders and are derived from interest on California Municipal Obligations or certain U.S. Government obligations are also exempt from California State personal income tax, provided that at least 50% of the aggregate value of the Fund's assets consist of exempt-interest obligations, and such dividends are designated as exempt-interest dividends in a written notice mailed to the shareholders within 60-days of the close of the Fund's taxable year. However, dividends paid to corporate shareholders subject to California State franchise tax or California State corporate income tax will be taxed as ordinary income to such shareholders, notwithstanding that all or a portion of such dividends is exempt from California State personal income tax. Moreover, to the extent that the Fund's dividends are derived from interest on debt obligations other than California Municipal Obligations or certain U.S. Government obligations, such dividends will be subject to California State personal income tax, even though such dividends may be exempt for federal income tax purposes.

     Dividends paid by California Money Fund derived from U.S. Government obligations generally will be exempt from state and local tax as well. However, except as noted with respect to California State personal income tax, in some situations distributions of net investment income may be taxable to investors under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

     The New York Money Fund intends to comply with certain state tax requirements so that the exempt-interest dividends derived from interest on New York Municipal Obligations will be exempt from New York State and New York City personal income taxes (but not corporate franchise taxes). Dividends and distributions derived from taxable income and capital gains are exempt from New York State and New York City taxes. Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund is not deductible for federal, New York State or New York City personal income tax purposes. Except as noted with respect to New York State and New York City personal income taxes, dividends and distributions paid to shareholders that are derived from income on Municipal Obligations may be taxable income under state or local law even though all or a portion of such dividends or distributions may be derived from interest on tax-exempt obligations that, if paid directly to shareholders, would be tax-exempt income.

                                  *    *    *

     PFPC, as transfer agent, will send each of the Funds' shareholders, or their authorized representative, an annual statement designating the amount, if any, of any dividends and distributions made during each year and their federal tax treatment. Additionally, PFPC will send the Funds, or their authorized representatives, an annual statement regarding, as applicable, California, New York State and New York City tax treatment.

     The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

How To Contact Bear Stearns

For purchases and redemption orders, please call your broker.

For yield information call:  __________________

     California Money Fund Bear Stearns Shares Code:................__
     New York Money Fund Bear Stearns Shares Code:  ................__

For other information call:  ______________

Written correspondence may be sent to your broker.

Where to Find More Information

The Statement of Additional Information (the "SAI") includes additional information about the Trust's investment policies, organization and management.
It is legally part of this Prospectus (it is incorporated by reference).   The
Annual and Semi-Annual Reports provide additional information about each Fund's investments, performance and portfolio holdings.

Investors can get free copies of the above named documents, and make shareholder inquiries, by calling ______________.

Bear Stearns representatives are available to discuss account balance information, the Funds' Prospectuses, literature, programs and services available. Bear Stearns hours are 8:00 AM to 5:00 PM Eastern Time, Monday through Friday. Call ____________.

Information about the Trust (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov; copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


The BlackRock Provident Institutional Funds 1940 Act File No. is 811-2354.

                    BLACKROCK PROVIDENT INSTITUTIONAL FUNDS

                      Statement of Additional Information

                             ____________ __, 2002

          This Statement of Additional Information is not a Prospectus and should be read in conjunction the current Prospectus for the Bear Stearns Class of the California Money Fund and the New York Money Fund, as it may from time to time be supplemented or revised. No investment in shares should be made without reading the Prospectus. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus and Annual Reports for each of the Funds may be obtained, without charge, by writing BlackRock Provident Institutional Funds, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 or calling BlackRock Provident Institutional Funds at 1-800-821-7432. The financial statements for the Dollar Shares of the California Money Fund and the Institutional Shares of the New York Money Fund included in the Annual Reports of each of the Funds are incorporated by reference into this Statement of Additional Information.

Table of Contents                                                              Page
                                                                               ----
GENERAL INFORMATION..........................................................     3
INVESTMENT STRATEGIES, RISKS AND POLICIES....................................     4
          Portfolio Transactions.............................................     4
          Investment Instruments and Policies................................     5
          Variable and Floating Rate Instruments.............................     5
          When-Issued and Delayed Settlement Transactions....................     5
          U.S. Government Obligations........................................     6
          Special Considerations Regarding Foreign Investments...............     6
          Investment Company Securities......................................     6
          Municipal Obligations..............................................     7
          Restricted and Other Illiquid Securities...........................     9
          Stand-By Commitments...............................................     9
          Special Considerations with Respect to California Money Fund.......     9
          Special Considerations Relating To New York Municipal Obligations..    24
INVESTMENT LIMITATIONS.......................................................    35

Table of Contents                                                           Page
                                                                            ----
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..........................      36
          In General....................................................      36
          Net Asset Value...............................................      37
MANAGEMENT OF THE FUNDS.................................................      38
          Trustees and Officers.........................................      38
          Investment Adviser............................................      42
          Co-Administrators.............................................      42
          Distributor...................................................      43
          Custodian and Transfer Agent..................................      44
          Service Organizations.........................................      45
          Expenses......................................................      47
ADDITIONAL INFORMATION CONCERNING TAXES.................................      47
DIVIDENDS...............................................................      48
          General.......................................................      48
ADDITIONAL YIELD AND OTHER PERFORMANCE INFORMATION......................      49
ADDITIONAL DESCRIPTION CONCERNING SHARES................................      52
COUNSEL.................................................................      53
AUDITORS................................................................      53
FINANCIAL STATEMENTS....................................................      53
MISCELLANEOUS...........................................................      54
          Shareholder Vote..............................................      54
          Securities Holdings of Brokers................................      54
          Certain Record Holders........................................      54
APPENDIX A..............................................................     A-1

                              GENERAL INFORMATION

          BlackRock Provident Institutional Funds (the "Trust") was organized as a Delaware business trust on October 21, 1998. It is the successor to the following five investment companies: (1) Temporary Investment Fund, Inc. ("Temp"); (2) Trust for Federal Securities ("Fed"); (3) Municipal Fund for Temporary Investment ("Muni"); (4) Municipal Fund for California Investors, Inc. ("Cal Muni") and (5) Municipal Fund for New York Investors, Inc. ("NY Muni") (each a "Predecessor Company," collectively the "Predecessor Companies"). The Predecessor Companies were comprised of the following portfolios (each, a "Fund" or "Predecessor Fund," collectively, the "Funds" or "Predecessor Funds"): Temp
- TempFund and TempCash; Fed - FedFund, T-Fund, Federal Trust Fund and Treasury Trust Fund; Muni - MuniFund and MuniCash; Cal Muni - California Money Fund; and NY Muni - New York Money Fund.

          The Funds commenced operations as follows: California Money Fund - February 1983 and New York Money Fund - March 1983.

          The fiscal year end for each of the Predecessor Companies and their respective Funds was as follows: Cal Muni - January 31 and NY Muni - July 31. The Trust's current fiscal year end for each of the Funds is October 31. This Statement of Additional Information contains various charts with respect to fees and performance information of the Predecessor Companies and/or Predecessor Funds.

          On February 10, 1999, each of the Predecessor Funds was reorganized into a separate series of the Trust. The Trust is a no-load open-end management investment company. Currently, the Trust offers shares of each of ten Funds - TempFund, TempCash, FedFund, T-Fund, Federal Trust Fund, Treasury Trust Fund, MuniFund, MuniCash, California Money Fund, and New York Money Fund. The California Money Fund and New York Money Fund are classified as non-diversified investment companies under the Investment Company Act of 1940, as amended (the "1940 Act"). Each of the Funds offers a class of Shares to institutional investors ("Institutional Shares"). Each of the Funds also offers to institutional investors, such as banks, savings and loan associations and other financial institutions ("Service Organizations"), two separate classes of shares, Dollar Shares and Cash Management Shares. The California Money Fund offers to Service Organizations two separate classes of Shares known as Administration Shares and Cash Reserve Shares. The New York Money Fund and the California Money Fund offer to broker-dealers, who provide assistance in the sale of shares and institutional services to their customers, a separate class of shares, Plus Shares. The New York Money Fund and the California Money Fund offer Bear Sterns Shares to Bear Sterns & Co., Inc. (Bear Stearns"), who provides assistance in the sale of shares and institutional services to Bear Sterns customers, a separate class of shares.

          On January 29, 2001, the Trust changed its name from Provident Institutional Funds to BlackRock Provident Institutional Funds.

                   INVESTMENT STRATEGIES, RISKS AND POLICIES

Portfolio Transactions

          Subject to the general control of the Board of Trustees, BlackRock Institutional Management Corporation ("BIMC," or the "Adviser"), the Trust's investment adviser, is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for a Fund. BIMC purchases portfolio securities for the Funds either directly from the issuer or from dealers who specialize in money market instruments. Such purchases are usually without brokerage commissions. In making portfolio investments, BIMC seeks to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one dealer are comparable, BIMC may, in its discretion, effect transactions in portfolio securities with dealers who provide the Funds with research advice or other services.

          Investment decisions for each Fund are made independently from those of the Trust's other portfolios or other investment company portfolios or accounts advised or managed by BIMC. Such other portfolios may also invest in the same securities as the Funds. When purchases or sales of the same security are made at substantially the same time and price on behalf of such other portfolios, transactions are allocated as to amount, in a manner which BIMC believes to be equitable to each Fund and its customers who also are acquiring securities, including the Fund. In some instances, this investment procedure may affect the size of the position obtained for a Fund. To the extent permitted by law, BIMC may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for such other portfolios in order to obtain best execution.

          The Funds will not execute portfolio transactions through or acquire portfolio securities issued by BIMC, PNC Bank, National Association ("PNC Bank"), PFPC Inc. ("PFPC"), and BlackRock Distributors, Inc. ("BDI") , or any affiliated person (as such term is defined in the 1940 Act) of any of them, except to the extent permitted by the Securities and Exchange Commission (the "SEC"). In addition, with respect to such transactions, securities, deposits and agreements, the Funds will not give preference to Service Organizations with whom a Fund enters into agreements concerning the provision of support services to customers who beneficially own Bear Stearns Shares, Dollar Shares, Administration Shares, Cash Reserve Shares, Cash Management Shares and Plus Shares.

          The Funds do not intend to seek profits through short-term trading. Each Fund's annual portfolio turnover will be relatively high because of the short-term nature of securities that the Funds are permitted to hold under SEC rules. However, this turnover is not expected to have a material effect on its net income. Each Fund's portfolio turnover rate is expected to be zero for regulatory reporting purposes.

Investment Instruments and Policies

          The following supplements the description of the investment instruments and/or policies which are applicable to the Funds.

          Variable and Floating Rate Instruments. The Funds may purchase variable and floating rate instruments. Variable and floating rate instruments are subject to the credit quality standards described in the Prospectuses. In some cases, the Funds may require that the obligation to pay the principal of the instrument be backed by a letter of credit or guarantee. Such instruments may carry stated maturities in excess of 13 months provided that the maturity-shortening provisions stated in Rule 2a-7 are satisfied. Although a particular variable or floating rate demand instrument may not be actively traded in a secondary market, in some cases, a Fund may be entitled to principal on demand and may be able to resell such notes in the dealer market.

          Variable and floating rate demand instruments held by a Fund may have maturities of more than 13 months provided: (i) the Fund is entitled to the payment of principal and interest at any time, or during specified intervals not exceeding 13 months, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 13 months. Variable and floating rate notes that do not provide for payment within seven days may be deemed illiquid and subject to a 10% limitation on illiquid investments.

          In determining a Fund's average weighted portfolio maturity and whether a long-term variable rate demand instrument has a remaining maturity of 13 months or less, the instrument will be deemed by a Fund to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. In determining a Fund's average weighted portfolio maturity and whether a long-term floating rate demand instrument has a remaining maturity of 13 months or less, the instrument will be deemed by a Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand. Variable and floating notes are not typically rated by credit rating agencies, but their issuers must satisfy a Fund's quality and maturity requirements. If an issuer of such a note were to default on its payment obligation, a Fund might be unable to dispose of the note because of the absence of an active secondary market and might, for this or other reasons, suffer a loss. A Fund invests in variable or floating rate notes only when the Adviser deems the investment to involve minimal credit risk.

          When-Issued and Delayed Settlement Transactions. The Funds may utilize when-issued and delayed settlement transactions. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. Delayed settlement describes settlement of a securities transaction in the secondary market sometime in the future. A Fund will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued or delayed settlement basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. When a Fund agrees to purchase when-issued or delayed settlement securities, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case that Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of such Fund's commitment. A Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments. When a Fund engages in when-issued or delayed settlement transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The Funds do not intend to purchase when-issued or delayed settlement securities for speculative purposes but only in furtherance of a Fund's investment objective. Each Fund reserves the right to sell these securities before the settlement date if it is deemed advisable.

          U.S. Government Obligations. Examples of the types of U.S. Government obligations that may be held by the Funds include U.S. Treasury Bills, Treasury Notes, and Treasury Bonds and the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, Federal Financing Bank, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks System, Maritime Administration, Tennessee Valley Authority, and Washington D.C. Armory Board. The Funds may also invest in mortgage-related securities issued or guaranteed by U.S. Government agencies and instrumentalities, including such instruments as obligations of the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC").

          Special Considerations Regarding Foreign Investments. Investments in the obligations of foreign issuers, including foreign governments, foreign banks and foreign branches of U.S. banks, may subject a Fund to investment risks that are different in some respects from those of investments in obligations of U.S. domestic issuers. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, interest limitations, the possible establishment of exchange controls, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping requirements than those applicable to domestic branches of U.S. banks. A Fund will acquire U.S. dollar-denominated securities issued by foreign issuers, including foreign governments, foreign banks and foreign branches of U.S. banks, only when the Fund's investment adviser believes that the risks associated with such instruments are minimal.

          Investment Company Securities. The Funds may invest in securities issued by other open-end investment companies that invest in the type of obligations in which such Fund may invest and that determine their net asset value per share based upon the amortized cost or penny rounding method (i.e., money market funds). Investments in the other investment companies will cause a Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the other investment companies' operations. Except as otherwise permitted under the 1940 Act, each Fund currently intends to limit its investments in other investment companies so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of its total assets will be invested in the aggregate in securities of investment companies as a group; and
(c) not more than 3% of the outstanding voting securities of any one investment company will be owned by the Fund. A Fund, as discussed below in "Investment Limitations" may invest all of its assets in an open-end investment company or series thereof with substantially the same investment objectives, restrictions and policies as the Fund.

          Municipal Obligations. The Funds may purchase municipal obligations. Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Obligations if the interest paid thereon is (subject to the federal alternative minimum tax) exempt from regular federal income tax.

          From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. For example, under the Tax Reform Act of 1986, enacted in October 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must include all tax-exempt interest in the calculation of adjusted current earnings for purposes of determining the corporation's alternative minimum tax liability. The Trust cannot predict what legislation or regulations, if any, may be proposed in Congress or promulgated by the Department of Treasury as regards the federal income tax exemption of interest on such obligations or the impact of such legislative and regulatory activity on such exemption.

          The two principal classifications of Municipal Obligations which may be held by the Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the municipal issuer. Consequently, the credit quality of private activity bonds is usually related to the credit standing of the corporate user of the facility involved.

          The Funds' portfolios may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

                                       -7

          There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of Municipal Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Funds, an issue of Municipal Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The Adviser will consider such an event in determining whether the Funds should continue to hold the obligation.

          An issuer's obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Obligations may be materially adversely affected by litigation or other conditions.

          Among other types of Municipal Obligations, the Funds may purchase short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Funds may invest in other types of tax-exempt instruments, including general obligation and private activity bonds, provided they have remaining maturities of 13 months or less at the time of purchase.

          The Funds may hold tax-exempt derivatives which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. A number of different structures have been used. For example, interests in long-term fixed-rate Municipal Obligations, held by a bank as trustee or custodian, are coupled with tender option, demand and other features when the tax-exempt derivatives are created. Together, these features entitle the holder of the interest to tender (or put) the underlying Municipal Obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying municipal securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying municipal security at its face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the bond's fixed coupon rate and the rate that would cause the bond, coupled with the tender

                                       -8
option, to trade at par on the date of a rate adjustment. The Funds may hold tax-exempt derivatives, such as participation interests and custodial receipts, for Municipal Obligations which give the holder the right to receive payment of principal subject to the conditions described above. The Internal Revenue Service has not ruled on whether the interest received on tax-exempt derivatives in the form of participation interests or custodial receipts is tax-exempt, and accordingly, purchases of any such interests or receipts are based on the opinion of counsel to the sponsors of such derivative securities. Neither the Funds nor the Adviser will independently review the underlying proceedings related to the creation of any tax-exempt derivatives or the bases for such opinion.

          Before purchasing a tax-exempt derivative for such Funds, the Adviser is required by the Funds' procedures to conclude that the tax-exempt security and the supporting short-term obligation involve minimal credit risks and are Eligible Securities under the Funds' Rule 2a-7 procedures. In evaluating the creditworthiness of the entity obligated to purchase the tax-exempt security, the Adviser will review periodically the entity's relevant financial information.

          Restricted and Other Illiquid Securities. Rule 144A under the Securities Act of 1933 (the "1933 Act") allows for an institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Adviser will monitor the liquidity of restricted and other illiquid securities under the supervision of the Board of Trustees. In reaching liquidity decisions, the Adviser will consider, inter alia, the
                                                         ----- ----
following factors: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the Rule 144A security; (3) the number of dealers wishing to purchase or sell the Rule 144A security and the number of other potential purchasers; (4) dealer undertakings to make a market in the Rule 144A security; (5) the trading markets for the Rule 144A security; and (6) the nature of the Rule 144A security and the nature of the marketplace trades (e.g.,
                                                                           ----
the time needed to dispose of the Rule 144A security, the method of soliciting offers and the mechanics of the transfer).

          Stand-By Commitments. The Funds may acquire stand-by commitments. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Obligations at their amortized cost value to the Fund plus accrued interest, if any. (Stand-by commitments acquired by a Fund may also be referred to as "put" options.) Stand-by commitments may be exercisable by a Fund at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred, or assigned only with the instruments involved. A Fund's right to exercise stand-by commitments will be unconditional and unqualified.

Special Considerations with Respect to California Money Fund [to be reviewed by Drinker]

          The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information available as of the date of this Statement of Additional Information from official statements and prospectuses relating to securities offerings of the State of California and various local agencies in California. While the Sponsors

                                       -9
have not independently verified such information, they have no reason to believe that such information is not correct in all material respects.

          Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing occurred over the end of the last five fiscal years.

          The economy grew strongly during the fiscal years beginning in 1995-96, and as a result, the General Fund took in substantially greater tax revenues than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures.

          The combination of resurging exports, a strong stock market, and a rapidly-growing economy in 1999 and early 2000 resulted in unprecedented growth in General Fund revenues during fiscal year 1999-2000. The latest estimates from the Department of Finance indicate revenues of about $71.9 billion, an increase of over 20 percent over final 1998-99 revenues and $8.9 billion higher than projected for the 1999 Budget Act.

          The 2001-02 Governor's Budget released on January 10, 2001, provided revised 2000-01 revenue and expenditure estimates (the "2001 Budget Act").
These estimates were further updated on May 14, 2001, with the release of the May Revision to the Governor's Budget (the "May Revision") and at the time of adoption of the 2001 Budget Act in July, 2001. Those latest estimates projected General Fund revenues in 2000-01 of $78.0 billion, $4.1 billion above the 2000 Budget Act estimates and $1.1 billion above the 2001-02 Governor's Budget estimate, reflecting the continuing positive revenue impact of the State's strong economy through the end of calendar year 2000. Expenditures in 2000-01 were estimated to be $80.1 billion, about $1.3 billion above the Budget Act estimates. The Department of Finance estimated in the 2001 Budget Act that the June 30, 2001 Special Fund for Economic Uncertainties (the "SFEU") balance, the budget reserve, would be approximately $6.3 billion, a substantial increase over the 2000 Budget Act estimate of $1.78 billion. This reserve however was virtually depleted to provide advances to support the Department of Water Resources power purchase program without the need for the General Fund to seek internal or external borrowing for that purpose.

Fiscal Year 2001-02 Budget

          Background. The 2001-02 Governor's Budget, released January 10, 2001, estimated 2001-02 General Fund revenues and transfers to be about $79.4 billion and proposed $82.9 billion in expenditures, utilizing a portion of the surplus expected from 2000-01 (the "2002 Budget Act"). The Governor proposed budget reserves in 2001-02 of $2.4 billion, including $500 million for unplanned litigation costs.

                                      -10

          The May Revision disclosed a reversal of the recent General Fund financial trend as a result of the slowdown in economic growth in the State beginning in the first quarter of 2001 and, most particularly, the steep drop in stock market levels since early 2000. The 2001 Budget Act projected that General Fund revenues in 2001-02 would be about $75.1 billion, a drop of $2.9 billion from revised 2000-01 estimates and $4.3 billion below the estimate in the 2001 Budget Act. Most of the drop was attributed to reduced personal income tax revenues, reflecting both slower job and wage growth and a severe decline in capital gains and stock option income normally included in personal income tax statistics. Lower corporate earnings were projected to result in a drop in the corporate income tax, while sales taxes were projected to increase slightly.

          Fiscal Year 2001 Budget Act. The Fiscal Year 2001 Budget Act was signed by the Governor on July 26, 2001, almost four weeks after the start of the fiscal year. The Governor vetoed almost $500 million of General Fund expenditures from the budget passed by the Legislature. The spending plan for 2001-02 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the SFEU at June 30, 2002 of $2.6 billion, the largest appropriated reserve in State history. The 2001 Budget Act assumed that, during the course of the fiscal year, the $6.1 billion advanced by the General Fund to the Department of Water Resources for power purchases would be repaid with interest.

          The 2001 Budget Act also included Special Fund expenditures of $21.3 billion and Bond Fund expenditures of $3.2 billion. The State issued $5.7 billion of revenue anticipation notes on October 4, 2001 as part of its cash management program.

          Some of the important features of the 2001 Budget Act were the following:

          1. Proposition 98 per pupil spending was increased by 4.9 percent to $7,002. Total General Fund spending of $32.4 billion for K-12 education fully funds enrollment and cost of living increases and also provides additional funding for a number of programs, such as teacher and principal training programs, instructional and student achievement improvement programs, energy cost assistance, and high-tech high schools.

          2. Higher education funding was increased to allow for enrollment increases at both the University of California and the California State University system with no fee increases. Additional funding was also provided for 3 percent student growth at community colleges.

          3. Health, welfare and social services generally were fully funded for anticipated caseload growth. The 2001 Budget Act adopted an Administration proposal to utilize $402 million of tobacco litigation settlement payments to fund certain health programs.

          4. In addition to $4.3 billion of continuing tax relief, the 2001 Budget Act contained about $125 million in new General Fund tax relief, primarily for senior citizens property tax assistance and certain new tax credits aimed at rural areas and agricultural equipment. As noted above, the Legislature modified the law permitting a 0.25 percent cut in the

                                      -11
state sales tax rate if the General Fund reserve exceeds three percent of revenues in the current fiscal year. This change was not expected to impact the 2001-02 fiscal year.

          5. The 2001 Budget Act altered the six-year transportation funding plan started in the 2000-01 fiscal year. The Legislature postponed for two years the transfer of sales taxes on gasoline to support transportation programs, and this transfer will take place during the 2003-04 to 2007-08 fiscal years. As a result, $2.5 billion of these sales tax revenues will remain in the General Fund over the 2001-02 and 2002-03 fiscal years. To allow all current projects to remain on schedule through 2002-03, the legislation authorized certain internal loans from other transportation accounts. Part of the Budget Act compromise was an agreement to place on the March 2002 statewide ballot a constitutional amendment which would make permanent, after 2007-08, the dedication of sales taxes on gasoline to transportation purposes.

          6. The 2001 Budget Act provided significant assistance to local governments including $232.6 million for the COPS and county juvenile justice crime prevention programs, $209 million for mental health and social services, $154 million for street and road maintenance, $124 million for various public safety programs and $34 million for environmental protection.

Recent Developments

          The terrorist attacks of September 11, 2001 have resulted in increased uncertainty regarding the economic and revenue outlook for the U.S. as well as the State. Past experience suggests that shocks to American society of far lesser severity have resulted in a temporary loss in consumer and business confidence and a reduction in the rate of economic growth. With the U.S. economy already on the edge of recession before the attacks, a downturn in the economy is now a distinct possibility, with a corresponding reduction in State General Fund revenues, which had already started to appear before September 11. It is not possible at this time to project how much the State's economy may be further affected as a result of the attacks. The Department of Finance has stated that it will update its economic and revenue forecasts for the current 2001-02 fiscal year when the Governor's 2002-03 Budget is released on January 10, 2002.

          The most recent economic report from the Department of Finance, issued in October, 2001, excluded any impact from the September 11 attacks. Although California has created more jobs than the rest of the nation in the past year, the report shows a decline in nonfarm employment in the State, with particular weakness in construction and manufacturing, particularly in the high technology sector. Since the May 2001 forecast (on which the 2001-02 Budget Act was based) was completed, General Fund revenues were below forecast by a net amount of $389 million (0.5%) for May and June, 2001 and by $608 million (3.8%) for July through September of the current 2001-02 budget year. These results were a reflection of economic conditions prior to the September 11 events.

          Personal income tax revenues comprised $489 million of the $608 million overall revenue shortfall in the first quarter of the current fiscal year. The bulk of the decline in personal income tax revenue was attributable to quarterly estimated payments, including payments related to capital gains and stock option activity. In the second calendar quarter of 2001, the S&P 500 index (an indicator used by the Department of Finance to project capital gains income) averaged

                                      -12

1234, 4.8 percent higher than the assumed level of 1177 used in the May 2001 forecast. From July 1 through September 10, the S&P 500 index averaged 1185 or
3.1 percent below the assumed level of 1222 for the third calendar quarter. However, by the end of the quarter, the index had fallen below 1100. Continued stock market weakness could likely result in further decline in revenues from capital gains and stock options.

          In addition, since enactment of the 2001 Budget Act, the Legislature has passed, and the Governor has signed into law, several additional spending bills or tax credits totaling an estimated $110 million for the General Fund for 2001-02. These reduced revenues and increased expenditures would, in the absence of offsetting expenditure reductions, reduce the budgeted reserve in the SFEU of $2.6 billion. If there appear to be significant pressures on the current year budget, the Administration may propose budgetary adjustments as part of the 2002-03 Governor's Budget to be released on January 10, 2002.

          In preparing the 2002-03 Proposed Budget, the Governor informed all State agencies to prepare 15 percent reduction proposals. Such cuts would not, however, apply to public safety activities or certain other expenditures which are mandatory, such as debt service.

California Energy Matters

Development of the Power Supply Program

          In mid-2000, wholesale electricity prices in California began to rise dramatically. Retail electricity rates permitted to be charged by California's investor-owned utilities at the time were frozen by California law. The resulting shortfall between revenues and costs adversely affected the creditworthiness of the investor-owned utilities and their ability to purchase electricity.

          In January, 2001, the Governor determined that the electricity available from California's utilities was insufficient to prevent widespread and prolonged disruption of electric service in California and declared a state of emergency to exist. The Governor directed the Department of Water Resources of the State ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency (the "Power Supply Program"). Following the Governor's proclamation under the California Emergency Services Act, the Power Supply Program was further authorized by the enactment of legislation (hereafter referred to as the "Power Supply Act") and the adoption of related orders by the California Public Utilities Commission ("CPUC").

          DWR began selling electricity to approximately 10 million retail end-use customers in California (the "Customers") in January, 2001. The Customers are also served by three investor-owned utilities, Pacific Gas and Electric Company ("PG&E"), Southern California Edison Company ("SCE") and San Diego Gas & Electric Company ("SDG&E") (collectively called the "IOUs"). DWR purchases power from wholesale suppliers under long-term contracts and in short-term and spot market transactions. DWR electricity is delivered to the Customers through the transmission and distribution systems of the IOUs and payments from the Customers are collected for DWR by the IOUs pursuant to servicing arrangements ordered by the CPUC.

                                      -13

Financing the Power Supply Program

          Between January 17, 2001 and October 15, 2001, DWR committed approximately $11.3 billion under the Power Supply Program. The Power Supply Program has been financed by: (i) unsecured, interest-bearing loans from the General Fund of the State ("State loans") aggregating $6.1 billion; (ii) secured loans from banks and other financial institutions aggregating $4.3 billion ("Interim loans"); and (iii) DWR revenues from power sales to Customers aggregating approximately $2.5 billion through October 15, 2001. As of October 15, 2001, approximately $1.4 billion of proceeds from the Interim loans had not been contractually committed and was available for Power Supply Program expenditures, if needed.

          DWR projected that its funds on hand at October 2001 and projected revenues appeared to be sufficient to finance the Power Supply Program on an ongoing basis. This projection was predicated in part on the assumption that timely and favorable CPU action will be taken to establish the portion of retail rates charged to Customers for power being sold by DWR as requested by DWR.

          Interim loan requires principal to be repaid in installments commencing on April 30, 2002. Interest is payable at variable rates tied to market indices. Principal and interest are payable solely from revenues from power sales and other funds of the Power Supply Program after provision is made for the payment of power purchase costs and other operating expenses of the Power Supply Program. The Interim loans are not a general obligation of the State and are not repayable from or secured by the General Fund. The loan agreement includes a number of covenants and requirements that DWR may be unable to comply with or fulfill or that are beyond the control of DWR, such as requirements that the CPUC take certain of the actions described under "CPUC Action" below by a certain date. The loan agreement does not provide for acceleration of scheduled payments of principal and interest on the Interim loans if DWR is in violation of the terms of the Interim loans, but the loan agreement does require interest rate increases that are included in DWR's projections.

          The Interim loans were arranged in contemplation of the proposed sale of DWR revenue bonds (the "Bonds"). Net proceeds of the Bonds will be required to be used first, to repay the Interim loans, and second, to repay the State loans and provide working capital for the Power Supply Program. The timing of the Bond sales is uncertain. DWR is not able to predict whether it will be able to make all future payments of principal and interest on the Interim loans without additional rate increases if it is not able to secure a timely sale of the Bonds.

          Pursuant to the initial financing arrangements included in the Power Supply Act, DWR is authorized to issue up to $13.4 billion aggregate principal amount of Bonds to finance and refinance the Power Supply Program, including repayment of the Interim loans and the State loans. The Bonds are to be limited obligations of DWR payable solely from revenues and other funds held after provision is made for the payment of power purchase costs and other operating expenses of the Power Supply Program. Revenues consist primarily of payments to DWR by Customers for electricity. In order to facilitate the financing, certain orders may need to be adopted by the CPUC. See "CPUC Action" below. Completion of the DWR bond sales is

                                      -14
dependent upon a number of other factors, including potential legal challenges. While DWR initially hoped to sell the Bonds in the late summer or fall of 2001, delays as described below, including the CPUC's failure so far to approve a rate agreement with DWR, and potential challenges have moved the earliest likely bond sale date to 2002.

          The State expects to maintain adequate cash reserves to fund its normal operations during the 2001-02 fiscal year whether or not DWR repays the State loans during the fiscal year.

Power Supply Program after 2002

          DWR's Power Supply Program is designed to cover the shortfall between the amount of electricity required by the Customers and the amount of electricity furnished to the Customers by the IOUs (the "net short") until December 31, 2002. Thereafter and until the Bonds are retired, DWR will sell electricity purchased under long-term contracts to Customers, but under current law DWR is not authorized to provide the balance of any net short required by the Customers (the "residual net short"). The Administration and the CPUC are developing plans to have the IOUs purchase the residual net short after DWR is no longer authorized to do so. Alternatively, it is possible that the Power Supply Program will be extended by legislation or that another State agency will be authorized to develop a successor program.

CPUC Action

          Under the California Public Utilities Code, the retail rates of the IOUs are established by the CPUC. The CPUC has authorized substantial rate increases in 2001. Under the Power Supply Act, DWR is directed to establish, revise and notify the CPUC of its revenue requirements for its sales of electricity and repayment of the DWR revenue bonds at least annually, and more frequently as required. In August, DWR submitted its revised revenue requirement to the CPUC. On August 21, 2001, PG&E filed suit contesting the DWR determination that its revenue requirement is just and reasonable in the absence of a public hearing.

          On September 6, 2001, the CPUC adopted servicing agreements between DWR and SDG&E and SCE and a servicing order as to DWR and PG&E pertaining to the Power Supply Program. PG&E applied to the CPUC for and was denied a rehearing of the servicing order pertaining to it and has challenged that order in Bankruptcy court. On September 20, 2001, the CPUC adopted a decision suspending the right of customers to purchase electricity from suppliers other than DWR and the IOUs until DWR is no longer a supplier of electricity. The CPUC also adopted an interim rate order for SDG&E. Applications for rehearing of the order regarding customer choice have been denied by the CPUC. On October 4, 2001, DWR filed an application for rehearing of the CPUC's decision vacating an earlier CPUC decision interpreting the CPUC's responsibilities to implement DWR's revenue requirement pursuant to the Power Supply Act.

          Currently pending before the CPUC are rate actions pertaining to SCE and PG&E (and, if necessary, SDG&E) and related matters, including the establishment of the portion of retail rates charged to Customers for power being sold by DWR (based upon DWR's revenue

                                      -15
requirement). A proposed order approving a rate agreement between DWR and the CPUC with respect to DWR charges was rejected by the CPUC on October 2, 2001. The Administration is studying this action, and is considering its options. The timing of CPUC approvals or their effective dates may be affected by the PG&E lawsuit referred to above or appeals or litigation brought by IOUs, consumer groups or other interested parties. Although under State law, appeals and litigation of CPUC actions related to the Power Supply Program must be granted an expedited appeal process, there can be no assurance that any such appeals or litigation will not delay the issuance of DWR's revenue bonds or the implementation of DWR's rates.

Constitutional, Legislative and Other Factors
---------------------------------------------

          Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the adverse effects described below, among others.

          Revenue Distribution. Certain Debt Obligations in the Portfolio may be obligations of issuers which rely in whole or in part on California State revenues for payment of these obligations. Property tax revenues and a portion of the State's General Fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State's General Fund will be distributed in the future to counties, cities and their various entities is unclear.

          Health Care Legislation. Certain Debt Obligations in the Portfolio may be obligations which are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect these revenues and, consequently, payment on those Debt Obligations.

          The Federally sponsored Medicaid program for health care services to eligible welfare beneficiaries in California is known as the Medi-Cal program. Historically, the Medi-Cal program has provided for a cost-based system of reimbursement for inpatient care furnished to Medi-Cal beneficiaries by any hospital wanting to participate in the Medi-Cal program, provided such hospital met applicable requirements for participation. California law now provides that the State of California shall selectively contract with hospitals to provide acute inpatient services to Medi-Cal patients. Medi-Cal contracts currently apply only to acute inpatient services. Generally, such selective contracting is made on a flat per diem payment basis for all services to Medi-Cal beneficiaries, and generally such payment has not increased in relation to inflation, costs or other factors. Other reductions or limitations may be imposed on payment for services rendered to Medi-Cal beneficiaries in the future.

          Under this approach, in most geographical areas of California, only those hospitals which enter into a Medi-Cal contract with the State of California will be paid for non-emergency acute inpatient services rendered to Medi-Cal beneficiaries. The State may also terminate these contracts without notice under certain circumstances and is obligated to make contractual payments only to the extent the California legislature appropriates adequate funding therefor.

                                      -16

          California enacted legislation in 1982 that authorizes private health plans and insurers to contract directly with hospitals for services to beneficiaries on negotiated terms. Some insurers have introduced plans known as "preferred provider organizations" ("PPOs"), which offer financial incentives for subscribers who use only the hospitals which contract with the plan. Under an exclusive provider plan, which includes most health maintenance organizations ("HMOs"), private payors limit coverage to those services provided by selected hospitals. Discounts offered to HMOs and PPOs may result in payment to the contracting hospital of less than actual cost and the volume of patients directed to a hospital under an HMO or PPO contract may vary significantly from projections. Often, HMO or PPO contracts are enforceable for a stated term, regardless of provider losses or of bankruptcy of the respective HMO or PPO. It is expected that failure to execute and maintain such PPO and HMO contracts would reduce a hospital's patient base or gross revenues. Conversely, participation may maintain or increase the patient base, but may result in reduced payment and lower net income to the contracting hospitals.

          These Debt Obligations may also be insured by the State of California pursuant to an insurance program implemented by the Office of Statewide Health Planning and Development for health facility construction loans. If a default occurs on insured Debt Obligations, the State Treasurer will issue debentures payable out of a reserve fund established under the insurance program or will pay principal and interest on an unaccelerated basis from unappropriated State funds. The Office of Statewide Health Planning and Development commissioned various studies commencing in December 1983, to evaluate the adequacy of the reserve fund established under the insurance program and based on certain formulations and assumptions found the reserve fund substantially underfunded. The most recent study, prepared in December 1998 by Ernst & Young LLP, concluded, among other things, that although the fund would not meet California private insurance reserve standards, reserves were sufficient and, assuming "normal and expected" conditions, the Health Facility Construction Loan Insurance Fund, as of June 30, 1998, should maintain a positive balance over the long term.

          Mortgages and Deeds. Certain Debt Obligations in the Portfolio may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Two statutes limit the creditor's right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of a nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the "one form of action" rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor

                                      -17
the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.

          Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale after expiration of the three-month reinstatement period, which notice of sale must be given at least 20 days before the scheduled sale date. The debtor may reinstate the mortgage, in the manner described above, up to five business days prior to the scheduled sale date. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

          In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute "state action," and could hold that the private-right-of-sale proceedings violate the due process requirements of the Federal or State Constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.

          Certain Debt Obligations in the Portfolio may be obligations which finance the acquisition of single family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.

          Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and then only if the borrower prepays an amount in excess of 20% of the original principal amount of the mortgage loan in a 12-month period; a prepayment charge cannot in any event exceed six months' advance interest on the amount prepaid during the 12-month period in excess of 20% of the original principal amount of the loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

          Proposition 9. On November 6, 1979, an initiative known as "Proposition 9" or the "Gann Initiative" was approved by the California voters, which added Article XIIIB to the

                                      -18

California Constitution. Under Article XIIIB, State and local governmental entities have an annual "appropriations limit" and are not allowed to spend certain moneys called "appropriations subject to limitation" in an amount higher than the "appropriations limit." Article XIIIB does not affect the appropriation of moneys which are excluded from the definition of "appropriations subject to limitation," including debt service on indebtedness existing or authorized as of January 1, 1979, or bonded indebtedness subsequently approved by the voters. In general terms, the "appropriations limit" is required to be based on certain 1978/79 expenditures, and is to be adjusted annually to reflect changes in consumer prices, population, and certain services provided by these entities.
Article XIIIB also provides that if these entities' revenues in any year exceed the amounts permitted to be spent, the excess is to be returned by revising tax rates or fee schedules over the subsequent two years.

          Proposition 13. Certain of the Debt Obligations may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which added Article XIIIA to the California Constitution. The effect of Article XIIIA was to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues.

          Section 1 of Article XIIIA, as amended, limits the maximum ad valorem tax on real property to 1% of full cash value to be collected by the counties and apportioned according to law. The 1% limitation does not apply to ad valorem taxes or special assessments to pay the interest and redemption charges on any bonded indebtedness for the acquisition or improvement of real property approved by two-thirds of the votes cast by the voters voting on the proposition. Section 2 of Article XIIIA defines "full cash value" to mean "the County Assessor's valuation of real property as shown on the 1975/76 tax bill under 'full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by damage, destruction or other factors.

           Legislation enacted by the California Legislature to implement
Article XIIIA provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA.

          Proposition 62. On November 4, 1986, California voters approved an initiative statute known as Proposition 62. This initiative provided the following:

          Requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity;

                                      -19

          Requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction;

          Restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed;

          Prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA;

          Prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments;

          Requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority vote of the electorate within two years of the adoption of the initiative;

          Requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative; and

          Permits these provisions to be amended exclusively by the voters of the State of California.

          In September 1988, the California Court of Appeal in City of
                                                               -------
Westminster v. County of Orange, 204 Cal. App. 3d 623, 215 Cal. Rptr. 511 (Cal.
-------------------------------
Ct. App. 1988), held that Proposition 62 is unconstitutional to the extent that it requires a general tax by a general law city, enacted on or after August 1, 1985 and prior to the effective date of Proposition 62, to be subject to approval by a majority of voters. The Court held that the California Constitution prohibits the imposition of a requirement that local tax measures be submitted to the electorate by either referendum or initiative. It is impossible to predict the impact of this decision on special taxes or on new taxes imposed after the effective date of Proposition 62. The California Court of Appeal in City of Woodlake v. Logan, (1991) 230 Cal. App. 3d 1058,
             -------------------------
subsequently held that Proposition 62's popular vote requirements for future local taxes also provided for an unconstitutional referenda. The California Supreme Court declined to review both the City of Westminster and the City of
                                          -------------------         -------
Woodlake decisions.
--------

          In Santa Clara Local Transportation Authority v. Guardino, (Sept. 28,
             ------------------------------------------------------
1995) 11 Cal. 4th 220, reh'g denied, modified (Dec. 14, 1995) 12 Cal. 4th 344,
                       ----- ------  --------
the California Supreme Court upheld the constitutionality of Proposition 62's popular vote requirements for future taxes, and specifically disapproved of the City of Woodlake decision as erroneous. The Court did not determine the
----------------
correctness of the Westminster decision, because that case appeared
                   -----------
distinguishable, was not relied on by the parties in Guardino, and involved
                                                     --------
taxes not likely to still be at issue. It is impossible to predict the impact of the Supreme Court's decision on taxes imposed in reliance on the Woodlake
                                                                    --------
case.

                                      -20

          In Traders Sports, Inc. et al. v. City of San Leandro, 93 Cal. App.
             --------------------------------------------------
4/th/ 37 (Cal. Ct. App. 2001), the Court held that Section 53724(b) of the Government Code, which is the part of Proposition 62 that requires tax measures to be approved by two-thirds of the legislative body of the local government before such measures can be placed before the voters in an election, does not apply to charter cities. In that case, a tax ordinance that was approved by only a majority of the local city counsel was placed before the residents of the city, in accordance with the city's municipal code and charter.

          In McBrearty v. City of Brawley, 59 Cal. App. 4th 1441, (Cal. Ct. App.
             ----------------------------
1997), the Court of Appeals held that the city of Brawley must either hold an election or cease collection of utility taxes that were not submitted to a vote. In 1991, the city of Brawley adopted an ordinance imposing a utility tax on its residents and began collecting the tax without first seeking voter approval. In 1996, the taxpayer petitioned for writ of mandate contending that Proposition 62 required the city to submit its utility tax on residents to vote of local electorate. The trial court issued a writ of mandamus and the city appealed.

          First, the Court of Appeal held that the taxpayer's cause of action accrued for statute of limitation purposes at the time of the Guardino decision
                                                              --------
rather than at the time when the city adopted the tax ordinance which was July 1991. This holding has been rejected by the California Supreme Court. Howard
                                                                        ------
Jarvis Taxpayers Association et al. v. City of La Habra, 25 Cal. 4/th/ 809
--------------------------------------------------
(2001).  In City of La Habra, which is a case similar to City of Brawley, the
            ----------------                             ---------------
Supreme Court held that the taxpayer's cause of action accrued each time the tax was collected, regardless of when the tax measure was adopted. Second, in the City of Brawley decision, the Court held that the voter approval requirement in Proposition 62 was not an invalid mechanism under the state constitution for the involvement of the electorate in the legislative process. Third, the Court rejected the city's argument that Guardino should only be applied on a
                                  --------
prospective basis. Finally, the Court held Proposition 218 (see discussion below) did not impliedly protect any local general taxes imposed before January 1, 1995 against challenge.

          Proposition 87. On November 8, 1988, California voters approved Proposition 87. Proposition 87 amended Article XVI, Section 16, of the California Constitution by authorizing the California Legislature to prohibit redevelopment agencies from receiving any of the property tax revenue raised by increased property tax rates levied to repay bonded indebtedness of local governments approved by voters on or after January 1, 1989.

          Proposition 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (modified by Proposition 111 as discussed below), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or
(c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than

                                      -21
the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

          Proposition 98 permits the Legislature -- by two-thirds vote of both houses, with the Governor's concurrence -- to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

          Proposition 111. On June 30, 1989, the California Legislature enacted Senate Constitutional Amendment 1, a proposed modification of the California Constitution to alter the spending limit and the education funding provisions of Proposition 98. Senate Constitutional Amendment 1 -- on the June 5, 1990 ballot as Proposition 111 -- was approved by the voters and took effect on July 1, 1990. Among a number of important provisions, Proposition 111 recalculated spending limits for the State and for local governments, allowed greater annual increases in the limits, allowed the averaging of two years' tax revenues before requiring action regarding excess tax revenues, reduced the amount of the funding guarantee in recession years for school districts and community college districts (but with a floor of 40.9 percent of State general fund tax revenues), removed the provision of Proposition 98 which included excess moneys transferred to school districts and community college districts in the base calculation for the next year, limited the amount of State tax revenue over the limit which would be transferred to school districts and community college districts, and exempted increased gasoline taxes and truck weight fees from the State appropriations limit. Additionally, Proposition 111 exempted from the State appropriations limit funding for capital outlays.

          Proposition 218. On November 5, 1996, the voters of the State approved Proposition 218, a constitutional initiative, entitled the "Right to Vote on Taxes Act" ("Proposition 218"). Proposition 218 adds Articles XIII C and XIII D to the California Constitution and contains a number of interrelated provisions affecting the ability of local governments to levy and collect both existing and future taxes, assessments, fees and charges. Proposition 218 became effective on November 6, 1996. The Sponsors are unable to predict whether and to what extent Proposition 218 may be held to be constitutional or how its terms will be interpreted and applied by the courts. Proposition 218 could substantially restrict certain local governments' ability to raise future revenues and could subject certain existing sources of revenue to reduction or repeal, and increase local government costs to hold elections, calculate fees and assessments, notify the public and defend local government fees and assessments in court. For example, as discussed below, a California appellate court in the case of Consolidated Fire Protection Dist. et al. v. Howard Jarvis Taxpayers' Assoc., 63 Cal. App. 4/th/ 211 (1998) upheld one of the provisions of Proposition 218 that allows a majority of affected property owners to defeat local government attempts to increase certain property-based fees or charges.

          Article XIII C of Proposition 218 requires majority voter approval for the imposition, extension or increase of general taxes and two-thirds voter approval for the

                                      -22
imposition, extension or increase of special taxes, including special taxes deposited into a local government's general fund.

          Article XIII C of Proposition 218 also expressly extends the initiative power to give voters the power to reduce or repeal local taxes, assessments, fees and charges, regardless of the date such taxes, assessments, fees or charges were imposed. This extension of the initiative power to some extent constitutionalizes the March 6, 1995 State Supreme Court decision in Rossi v. Brown, which upheld an initiative that repealed a local tax and held
--------------
that the State constitution does not preclude the repeal, including the prospective repeal, of a tax ordinance by an initiative, as contrasted with the State constitutional prohibition on referendum powers regarding statutes and ordinances which impose a tax. Generally, the initiative process enables California voters to enact legislation upon obtaining requisite voter approval at a general election. Proposition 218 extends the authority stated in Rossi v.
                                                                        --------
Brown by expanding the initiative power to include reducing or repealing
-----
assessments, fees and charges, which had previously been considered administrative rather than legislative matters and therefore beyond the initiative power.

          The initiative power granted under Article XIII C of Proposition 218, by its terms, applies to all local taxes, assessments, fees and charges and is not limited to local taxes, assessments, fees and charges that are property related.

          Article XIII D of Proposition 218 adds several new requirements making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. "Assessment" is defined to mean any levy or charge upon real property for a special benefit conferred upon the real property.

          Article XIII D of Proposition 218 also adds several provisions affecting "fees" and "charges" which are defined as "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and, after June 30, 1997, existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which (i) generate revenues exceeding the funds required to provide the property related service, (ii) are used for any purpose other than those for which the fees and charges are imposed, (iii) are for a service not actually used by, or immediately available to, the owner of the property in question, or (iv) are used for general governmental services, including police, fire or library services, where the service is available to the public at large in substantially the same manner as it is to property owners. Further, before any property related fee or charge may be imposed or increased, written notice must be given to the record owner of each parcel of land affected by such fee or charges. The local government must then hold a hearing upon the proposed imposition or increase of such property based fee, and if written protests against the proposal are presented by a majority of the owners of the identified parcels, the local government may not impose or increase the fee or charge. This aspect of Proposition 218, section 4 of Article XIIID, was found not to constitute an unlawful referendum pursuant to
Article II, section 9 of the California Constitution.  Following Guardino,
                                                                 --------
supra, in this regard, the court held that these "balloting procedures" were
-----
constitutional.  Consolidated Fire Protection Dist., supra, at 225-26.
                 ----------------------------------
Moreover, except for fees or charges for

                                      -23
sewer, water and refuse collection services, no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

Special Considerations Relating To New York Municipal Obligations [to be revised by New York counsel?]

          Some of the significant financial considerations relating to the Fund's investments in New York Municipal Securities are summarized below. This summary information is not intended to be a complete description and is principally derived from the Annual Information Statement of the State of New York as supplemented and contained in official statements relating to issues of New York Municipal Securities that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

          State Economy.  New York is one of the most populous states in the
          -------------
nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

          Relative to the nation, the State has a smaller share of manufacturing and construction and a larger share of service-related industries. The State's finance, insurance and real estate share, as measured by wages, is particularly large relative to the nation. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector.

          The forecast of the State's economy shows continued expansion throughout 2000. Most major sectors recorded significant employment gains for the first quarter of 2000, with the services sector accounting for most of the increase. Much of this increase occurred in business services. The employment growth rate in 2000 is expected to be 2.1 percent, which, although lower than 1999's 2.6 percent, represents another strong year relative to recent historical performance. The unemployment rate is expected to be 4.9 percent in 2000, down from 5.1 percent in 1999. Personal income is expected to rise 6.1 percent in 2000, with a 7.5 percent increase in wages. Two major factors are working to produce this impressive growth in wages. One is the overall tightness in the labor market, and the other is strong growth in financial sector bonus payments.

          Given the importance of the securities industry in the New York State economy, a significant change in stock market performance during the forecast horizon could result in financial sector profits and bonuses that are significantly different from those embodied in the

                                      -24
forecast. Any actions by the Federal Reserve Board to moderate inflation by increasing interest rates more than anticipated may have an adverse impact in New York given the sensitivity of financial markets to interest rate shifts and the prominence of these markets in the New York economy. In addition, there is a possibility that greater-than-anticipated mergers, downsizing, and relocation of firms caused by deregulation and global competition may have a significant adverse effect on employment growth.

          There can be no assurance that the State economy will not experience worse-than-predicted results, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

          State Budget.  The State Constitution requires the Governor to submit
          ------------
to the State Legislature (the "Legislature") a balanced executive budget, which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

          State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps of $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than
$1 billion (1998-99). The State's current fiscal year began on April 1, 2000 and ends on March 31, 2001. On March 30, 2000, the State adopted the debt service portion of the State budget for the 2000-01 fiscal year; the remainder of the budget was enacted by the State Legislature on May 5, 2000, 35 days after the statutory deadline of April 1. The Governor approved the budget as passed by the Legislature. Prior to passing the budget in its entirety for the current fiscal year, the State enacted interim appropriations that permitted the State to continue its operations.

          In 2000-01, General Fund disbursements, including transfers to support capital projects, debt service and other funds, are estimated at $38.92 billion, an increase of $1.75 billion or 4.72 percent over 1999-2000. Projected spending under the 2000-01 enacted budget is $992 million above the Governor's Executive Budget recommendations, including 30-day amendments submitted January 31, 2000.

          The 2000-01 Financial Plan projects closing balances in the General Fund and other reserves of $3.2 billion, including $1.71 billion in the General Fund. This closing balance is comprised of $675 million in reserves for potential labor costs resulting from new collective bargaining agreements and other spending commitments, $547 million in the Tax Stabilization Reserve Fund ("TSRF") (for use in case of unanticipated deficits), $150 million in the Contingency Reserve Fund ("CRF") (which helps offset litigation risks), and $338 million in the Community Projects Fund ("CPF") (which finances legislative initiatives). In addition to the $1.71 billion balance in the General Fund, $1.2 billion is projected for reserve in the STAR Special Revenue Fund and $250 million in the Debt Reduction Reserve Fund ("DRRF").

                                      -25

          Several developments arising from negotiations on the budget will affect State finances in subsequent years. First, a portion of legislative additions to the 2000-01 Executive Budget will recur at higher spending levels in 2001-02 and beyond, including increased funding for school aid, tuition assistance, and prescription drug coverage for the elderly. Second, the Legislature enacted the Debt Reform Act of 2000 ("Debt Reform Act"). The Debt Reform Act, which applies to new State-supported debt issued on or after April 1, 2000, imposes caps on new debt outstanding and new debt service costs, restricts the use of debt to capital purposes only, and restricts the maximum term of State debt issuances to no more than 30 years. Finally, the State adopted an additional tax relief package that will reduce tax receipts by $1.2 billion when fully effective; this package includes the elimination or reduction of gross receipts tax on energy ($330 million), the expansion of the "Power for Jobs" energy tax credit program ($125 million), a college tuition deduction or credit taken against personal income taxes ($200 million), and reduction of the marriage penalty for taxpayers who file jointly ($200 million).

          The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 2000-01 fiscal year, the General Fund (exclusive of transfers) is expected to account for approximately 46.6 percent of all governmental funds disbursements and 67.8 percent of total State funds disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

          Total General Fund receipts and transfers from other funds are projected to be $39.72 billion in 2000-01, an increase of $2.32 billion over 1999-2000. Total General Fund disbursements and transfers to other funds are projected to be $38.92 billion, an increase of $1.75 billion over 1999-2000. Total General Fund receipts and transfers from other funds in 2000-01 are projected to be $39.72 billion, an increase of $2.32 billion from the $37.40 billion recorded in 1999-2000. This total includes $36.35 billion in tax receipts, $1.34 billion in miscellaneous receipts, and $2.03 billion in transfers from other funds. The transfer of $3.4 billion in net resources through the tax refund reserve account from 1999-2000 to the 2000-01 fiscal period has the effect of exaggerating the growth in State receipts from year to year by depressing reported 1999-2000 figures and inflating 2000-01 projections.

          General Fund disbursements, including transfers to support capital projects, debt service and other funds, are currently estimated at $38.92 billion in 2000-01, an increase of $1.75 billion or 4.7 percent over 1999-2000. Following the pattern of the last three fiscal years, education programs receive the largest share of increased funding in the 2000-01 Financial Plan. School aid is projected to grow by $850 million or 8.0 percent over 1999-2000 (on a State fiscal year basis). Spending on other local education and higher education programs will also increase significantly from the prior year, growing by $376 million or 13.3 percent. Outside of education, the largest growth in spending is for State operations ($507 million) and general State charges ($104 million).

          Projected spending in the 2000-01 Financial Plan is $992 million above the Executive Budget projections. The increase in General Fund spending is comprised of

                                      -26
legislative additions to the Executive Budget (primarily in education), offset by various spending reestimates, including lower projected spending for Medicaid, welfare, debt service and general State charges.

          The Financial Plan also reflects the use of resources from the Health Care Reform Act of 2000 ("HCRA 2000") that will help finance several health and mental hygiene programs in Special Revenue Funds, including prescription drug assistance for the elderly, supplemental Medicare insurance, and other public health services.

          Despite recent budgetary surpluses recorded by the State, actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the federal government could impact projected budget gaps for the State. These gaps would result from a disparity between recurring revenues and the costs of increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and, under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years. There can also be no assurance that the Legislature will enact into law the Governor's Executive Budget, as amended, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth therein.

          Over the long term, uncertainties with regard to the economy present the largest potential risk to future budget balance in New York State. For example, a downturn in the financial markets or the wider economy is possible, a risk that is heightened by the lengthy expansion currently underway. The securities industry is more important to the New York economy than the national economy as a whole, potentially amplifying the impact of an economic downturn.
A large change in stock market performance during the forecast horizon could result in wage, bonus, and unemployment levels that are significantly different from those embodied in the 2000-01 Financial Plan forecast. Merging and downsizing by firms, as a consequence of deregulation or continued foreign competition, may also have more significant adverse effects on employment than expected.

          An ongoing risk to the 2000-01 Financial Plan arises from the potential impact of certain litigation and federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. The 2000-01 Financial Plan contains projected reserves of $150 million in 2000-01 for such events, but assumes no significant federal disallowances or other federal actions that could affect State finances.

          The 2000-01 Financial Plan assumes the availability of certain resources to finance portions of General Fund spending for fringe benefits, health and welfare programs. These resources could become unavailable or decrease, placing additional pressures on budget balance.


                                      -27

          The State ended its 1999-2000 fiscal year in balance on a cash basis, with a General Fund cash-basis surplus of $1.51 billion as reported by DOB. As in recent years, strong growth in receipts above forecasted amounts produced most of the year-end surplus. Spending was also modestly below projections, further adding to the surplus.

          The State reported a closing balance of $1.17 billion in the General Fund, an increase of $275 million over the closing balance from the prior year. The balance was held in four accounts within the General Fund: the TSRF, the CRF, the DRRF and the CPF which is used to finance legislative initiatives. The balance is comprised of $547 million in the TSRF after a deposit of $74 million in 1999-2000; $107 million in the CRF; $250 million in the DRRF; and $263 million in the CPF.

          The closing fund balance excludes $3.97 billion that the State deposited into the tax refund reserve account at the close of 1999-2000 to pay for tax refunds in 2000-01 of which $521 million was made available as a result of the Local Government Assistance Corporation ("LGAC") financing program and was required to be on deposit as of March 31, 2000. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1999-2000, while increasing reported receipts in 2000-01.

          General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1999-2000 fiscal year totaled $37.40 billion, an increase of 1.6 percent over 1998-99. General Fund disbursements and transfers to other funds totaled $37.17 billion, an increase of 1.6 percent from the prior fiscal year.

          Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable.
The projections assume no changes in federal tax law, which could substantially alter the current receipts forecast. In addition, these projections do not include funding for new collective bargaining agreements after the current contracts expire. Actual results, however, could differ materially and adversely from their projections, and those projections may be changed materially and adversely from time to time.

          Debt Limits and Outstanding Debt.  There are a number of methods by
          --------------------------------
which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

                                      -28

          The State may undertake short-term borrowings without voter approval
(i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

          The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.

          Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. In the past, the State has taken management actions to address potential financial plan shortfalls, and DOB believes it could take similar actions should adverse variances occur in its projections for the current fiscal year. In addition, the State has projected year-end fund balances of up to $3.2 billion in 2000-01.

          On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 5, 1999, S&P affirmed its A rating on the State's outstanding bonds. On March 10, 2000, S&P assigned its A+ rating on New York State's long-term general obligations. On December 19, 2000, S&P assigned its AA rating on new York State's long-term general obligations.

          On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On March 5, 1999, Moody's affirmed its A2 rating with a stable outlook to the State's general obligations. In June 2000, Moody's revised its outlook on the State's general obligations from stable to positive.

                                      -29

          New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

          Litigation.  The legal proceedings listed below involve State finances
          ----------
and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are substantial, generally in excess of $100 million. These proceedings could adversely affect the financial condition of the State in the 2000-01 fiscal year or thereafter. The State will describe newly initiated proceedings which the State believes to be material, as well as any material and adverse developments in the listed proceedings, in updates or supplements to its Annual Information Statement.

          Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) action seeking enforcement of certain sales and excise taxes and tobacco products and motor fuel sold to non-Indian consumers on Indian reservations; (4) a challenge to the Governor's application of his constitutional line item veto authority; (5) a civil rights action alleging that Yonkers and its public schools were intentionally segregated; (6) a challenge to the funding for New York City public schools; and (7) a challenge as to the adequacy of the shelter allowance granted to recipients of public assistance.

          Adverse developments in the proceedings described above, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2000-01 Financial Plan. The State believes that the proposed 2000-01 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2000-01 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2000-01 Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2000-01 Financial Plan.

          Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

          On November 23, 1998, the attorneys general for forty-six states (including New York) entered into a master settlement agreement ("MSA") with the nation's largest tobacco

                                      -30
manufacturers. Under the terms of the MSA, the states agreed to release the manufacturers from all smoking-related claims in exchange for specified payments and the imposition of restrictions on tobacco advertising and marketing. New York is projected to receive $25 billion over 25 years under the MSA, with payments apportioned among the State (51 percent), counties (22 percent), and New York City (27 percent). The projected payments are an estimate and subject to adjustments for, among other things, the annual change in the volume of cigarette shipments and the rate of inflation. From 1999-2000 through 2002-03, the State expects to receive $1.54 billion under the nationwide settlement with cigarette manufacturers. Counties, including New York City, will receive settlement payments of $1.47 billion over the same period.

          The State plans to use $1.29 billion in tobacco settlement money over the next three years to finance health programs under HCRA 2000 ($1.01 billion) and projected increased costs in Medicaid ($274 million). The remaining $250 million in one-time tobacco payments from 1999-2000 will be deposited to DRRF.

          Authorities.  The fiscal stability of New York State is related, in
          -----------
part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

          Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

          For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-

                                      -31
related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financings, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt described above, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

          New York City and Other Localities.  The fiscal health of the State
          ----------------------------------
may also be impacted by the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

          In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.

          On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, S&P assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications. On March 9, 1999, S&P assigned its A- rating to Series 1999H of New York City general obligation bonds and affirmed the A- rating on various previously issued New York City bonds.

          Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded approximately $28 billion of the City's general obligations from Baa1 to A3. On June 9, 1998, Moody's affirmed its A3 rating to the City's general obligations and stated that its outlook was stable. In August 2000, Moody's upgraded approximately $26 billion of the City's general obligations from A3 to A2.

          On March 8, 1999, Fitch upgraded New York City's $26 billion outstanding general obligation bonds from A- to A. Subsequent to that time, the City's general obligation bonds have not been downgraded by Fitch.

          In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York ("NYC MAC") to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily-

                                      -32
prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

          Currently, the City and its Covered Organizations (i.e., those organizations which receive or may receive moneys from the City directly, indirectly or contingently) operate under the City's Financial Plan. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps.
The City's projections set forth in its Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

          New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. Although the City has consistently maintained balanced budgets and is projected to achieve balanced operating results for the current fiscal year, there can be no assurance that the gap-closing actions proposed in its Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

          The projections set forth in the City's Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation and the BOE to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

          To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to finance seasonal needs. In City fiscal years 1997-98, 1998-99 and 1999-2000, the State Constitutional debt limit would have prevented the City from entering into new capital contracts. To prevent disruptions in the capital program, two actions were taken to increase the City's capital financing capacity: (i) the State Legislature created the New York City Transitional Finance Authority ("TFA") in 1997, and (ii) in 1999, the City created TSASC,

                                      -33

Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues. Despite these actions, the City, in order to continue its capital program, will need additional financing capacity beginning in City fiscal year 2000-01, which could be provided through increasing the borrowing authority of the TFA or amending the State constitutional debt limit for City fiscal year 2001-02 and thereafter.

          The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

          Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the fiscal year.

          Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.

          From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing the State assistance in the future.

                                      -34

                            INVESTMENT LIMITATIONS

          The following is a complete list of investment limitations and policies applicable to each of the Funds that may not be changed without the affirmative votes of the holders of a majority of each Fund's outstanding shares (as defined below under "Miscellaneous"):

          1. A Fund may not borrow money or issue senior securities except to the extent permitted under the 1940 Act.

          2. A Fund may not act as an underwriter of securities. A Fund will not be an underwriter for purposes of this limitation if it purchases securities in transactions in which the Fund would not be deemed to be an underwriter for purposes of the Securities Act of 1933.

          3. A Fund may not make loans. The purchase of debt obligations, the lending of portfolio securities and the entry into repurchase agreements are not treated as the making of loans for purposes of this limitation.

          4. A Fund may not purchase or sell real estate. The purchase of securities secured by real estate or interests therein are not considered to be a purchase of real estate for the purposes of the limitation.

          5. A Fund may not purchase or sell commodities or commodities contracts.

          6. A Fund may, notwithstanding any other fundamental investment limitations, invest all of its assets in a single open-end investment company or series thereof with substantially the same investment objectives, restrictions and policies as the Fund.

          7. A Fund may not purchase any securities which would cause 25% or more of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions.

               The following is a list of non-fundamental investment limitations applicable to each of the Funds. Unlike a fundamental limitation, a non-fundamental investment limitation may be changed without the approval of shareholders.

          1. A Fund may not acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

          2. A Fund may not invest more than 10% of the value of the Fund's total assets in illiquid securities which may be illiquid due to legal or contractual restrictions on resale or the absence of readily available market quotations.

                                      -35

          3. A Fund may not invest less than 80% of its assets in securities the interest on which is exempt from federal income taxes, except during defensive periods or during periods of unusual market conditions.

          ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

          In General

          Information on how to purchase and redeem each Fund's shares is included in the Prospectus. The issuance of shares is recorded on a Fund's books, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.

          The regulations of the Comptroller of the Currency provide that funds held in a fiduciary capacity by a national bank approved by the Comptroller to exercise fiduciary powers must be invested in accordance with the instrument establishing the fiduciary relationship and local law. The Trust believes that the purchase of shares of the Funds by such national banks acting on behalf of their fiduciary accounts is not contrary to applicable regulations if consistent with the particular account and proper under the law governing the administration of the account.

          Prior to effecting a redemption of shares represented by certificates, PFPC, the Trust's transfer agent, must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance the signature must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Signature Program (MSP) and the New York Stock Exchange, Inc. Medallion Securities Program. Signature guarantees that are not part of these programs will not be accepted. A Fund may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.

          Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

          In addition, if, in the opinion of the Trustees of the Trust, ownership of shares has or may become concentrated to an extent which would cause a Fund to be deemed a personal holding company, a Fund may compel the redemption of, reject any order for or refuse to give effect on the books of a Fund to the transfer of a Fund's shares in an effort to prevent that consequence. A Fund may also redeem shares involuntarily if such redemption appears appropriate in light of a Fund's responsibilities under the 1940 Act or otherwise. If the Trust's Board of Trustees determines that conditions exist which make payment of redemption proceeds

                                      -36
wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other property. In certain instances, a Fund may redeem shares pro rata from each shareholder of record without payment of monetary consideration.

          Any institution purchasing shares on behalf of separate accounts will be required to hold the shares in a single nominee name (a "Master Account"). Institutions investing in more than one of the portfolios, or classes of shares, must maintain a separate Master Account for each Fund's class of shares. Institutions may also arrange with PFPC for certain sub-accounting services (such as purchase, redemption, and dividend record keeping). Sub-accounts may be established by name or number either when the Master Account is opened or later.

          Net Asset Value

          Net asset value per share of each share in a particular Fund is calculated by adding the value of all portfolio securities and other assets belonging to a Fund, subtracting the Fund's liabilities, and dividing the result by the number of outstanding shares in the Fund. "Assets belonging to" a Fund consist of the consideration received upon the issuance of Fund shares together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets not belonging to a particular portfolio. Assets belonging to a Fund are charged with the direct liabilities of that Fund and with a share of the general liabilities of the Trust allocated on a daily basis in proportion to the relative net assets of each of the portfolios. Determinations made in good faith and in accordance with generally accepted accounting principles by the Board of Trustees as to the allocation of any assets or liabilities with respect to a Fund are conclusive. The expenses that are charged to a Fund are borne equally by each share of the Fund, and payments to Service Organizations are borne solely by the Bear Stearns Shares, Dollar Shares, Plus Shares, Administration Shares, Cash Reserve Shares and Cash Management Shares, respectively.

          In computing the net asset value of its shares for purposes of sales and redemptions, each Fund uses the amortized cost method of valuation pursuant to Rule 2a-7. Under this method, a Fund values each of its portfolio securities at cost on the date of purchase and thereafter assumes a constant proportionate amortization of any discount or premium until maturity of the security. As a result, the value of a portfolio security for purposes of determining net asset value normally does not change in response to fluctuating interest rates. While the amortized cost method seems to provide certainty in portfolio valuation, it may result in valuations of a Fund's securities which are higher or lower than the market value of such securities.

          In connection with its use of amortized cost valuation, each Fund limits the dollar-weighted average maturity of its portfolio to not more than 90 days and does not purchase any instrument with a remaining maturity of more than 13 months (with certain exceptions). The Board of Trustees has also established procedures, pursuant to rules promulgated by the SEC, that are intended to stabilize each Fund's net asset value per share for purposes of sales and redemptions at $1.00. Such procedures include the determination, at such intervals as the Board

                                      -37
deems appropriate, of the extent, if any, to which a Fund's net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the amount of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten a Fund's average portfolio maturity, redeeming shares in kind, reducing or withholding dividends, or utilizing a net asset value per share determined by using available market quotations.

                            MANAGEMENT OF THE FUNDS

          Trustees and Officers

          The business and affairs of the Trust are managed under the direction of the Board of Trustees. The Trustees and executive officers, their addresses, ages, principal occupations during the past five years and other affiliations are as follows:


                                                 Term of
                                                Office/2/
                                                  and                                                 Number of
                                                 Office                                              Portfolios
                                                   and                                                 in Fund
                                  Position(s)   Length of                                              Complex           Other
                                   Held with      Time            Principal Occupation(s)            Overseen by  Directorships Held
Name, Address and Age/1/             Trust       Served             During Past 5 Years                Trustee        by Trustee
-------------------------------      -----       ------            -------------------                 -------        ----------
G. Nicholas Beckwith, III        Trustee         2 years     President and Chief Executive                    10
Age:  56                                                     Officer, Beckwith Machinery
                                                             Company; First Vice Chairman of the
                                                             Board of Directors, University of
                                                             Pittsburgh Medical Center -Shady
                                                             Side/Presbyterian Hospitals; Second
                                                             Vice Chairman of the Board of
                                                             Directors, University of Pittsburgh
                                                             Medical Center Health System; Brown
                                                             University's Corporation Committee
                                                             on Biomedical Affairs; Trustee:
                                                             Shady Side Academy; Claude
                                                             Worthington Benedum Foundation;
                                                             Chatham College.

Jerrold B. Harris                Trustee         2 years     Until September 1, 1999, President               10  .
Age:  59                                                     and Chief Executive Officer, VWR
                                                             Scientific Products Corp.;
                                                             Director, VWR Scientific Products
                                                             Corp; Trustee, Ursinus College.

Rodney D. Johnson                Trustee         2 years     President, Fairmount Capital                     10
Age:  60                                                     Advisors, Inc.

                                      -38

Joseph P. Platt, Jr.             Trustee         2 years     Partner, Amarna Partners (private     10
Age:  54                                                     investment company); formerly, a
                                                             Director and Executive Vice
                                                             President of Johnson & Higgins.

Robert C. Robb, Jr.              Trustee         2 years     Partner, Lewis, Eckert, Robb &        10
Age:  56                                                     Company (management and financial
                                                             consulting firm); Trustee, EQK
                                                             Realty Investors; Director, Tamaqua
                                                             Cable Products Company; Director,
                                                             Brynwood Partners; former Director,
                                                             PNC Bank.

Ralph L. Schlosstein*            Trustee,        6 months    President and Director, BlackRock,    To be          Director,
Age:  50                         Chairman and                Inc.; Trustee: Visiting Board of      completed      BlackRock Family
                                 President                   Overseers of John F. Kennedy School                  of Closed-End
                                                             of Government of Harvard                             Funds.
                                                             University; Financial Institutions
                                                             Center of The Wharton School of the
                                                             University of Pennsylvania; Trinity
                                                             School; New Visions for Public
                                                             Education.

Kenneth L. Urish                 Trustee         2 years     Managing Partner, Urish Popeck &      10
Age:  51                                                     Co. LLC (certified public
                                                             accountants and consultants).

Frederick W. Winter              Trustee         2 years     Dean, Joseph M. Katz School of        10             Director, Alkon
Age:  57                                                     Business - University of                             Corporation
                                                             Pittsburgh; formerly, Dean, School                   (1992-present).
                                                             of Management - State University of
                                                             New York at Buffalo (1994-1997);
                                                             former Director, Rand Capital
                                                             (1996-1997); former Director, Bell
                                                             Sports (1991-1998).

Paul Audet                       Treasurer       6 months    Managing Director and Chief
BlackRock, Inc.                                              Financial Officer, BlackRock, Inc. (since 1998);
345 Park Ave.                                                Senior Vice President, PNC Bank
New York, NY  10154                                          Corp. (1991-1998)
Age:  48

Ellen L. Corson                  Assistant       6 months    Vice Presidnet and Director of Mutual Fund
PFPC Inc.                        Treasurer                   Accounting and Administration, PFPC Inc.
400 Bellevue Parkway, 4/th/                                  (since November, 1997); Assistant Vice
 Floor                                                       President, PFPC Inc. (March 1997 to
Wilmington, DE  19809                                        November 1997); Senior Accounting Officer,
Age:  37                                                     PFPC Inc. (March 1993 to March 1997).

W. Bruce McConnel                Secretary       2 years     Partner of the law firm of Drinker
Drinker Biddle & Reath LLP                                   Biddle & Reath LLP, Philadelphia,
One Logan Square                                             Pennsylvania.
18/th/ & Cherry Streets
Philadelphia, PA  19103-6996
Age:  59


______________________________

1. Each Trustee may be contacted by writing to the Trustee, c/o BlackRock Institutional Management Corporation, Bellevue Park Corporate Center, 100 Bellevue Parkway, Wilmington, Delaware 19809; Attn: Brian Kindelan.

                                      -39

2. Each Trustee serves until his respective successor has been duly elected and qualified. Each officer serves a one-year term.

* Mr. Schlosstein is an "interested person" of the Trust, as that term is defined in the 1940 Act, because he is an officer of the Trust and owns securities of BlackRock, Inc., which is BIMC's parent.



                                      -40

          The following provides certain information about the fees received by the Trustees of the Trust for the year ending October 31, 2001.

                                                                                            Total
                                                      Pension or                     Compensation from
                                                      Retirement        Estimated        Trust and
                                      Aggregate        Benefits          Annual        Trust Complex
          Name of Person,            Compensation   Accrued as part   Benefits upon       Paid to
             Position                 From Trust   Of Trust Expenses   Retirement        Trustees
------------------------------------  ------------  -----------------  -------------  --------------------
----------------------------------------------------------------------------------------------------------
G. Nicholas Beckwith, III, Trustee        $46,000        N/A              N/A               $46,000
----------------------------------------------------------------------------------------------------------
Jerrold B. Harris, Trustee                $48,500        N/A              N/A               $48,500
----------------------------------------------------------------------------------------------------------
Rodney D. Johnson, Trustee                $56,000        N/A              N/A               $56,000
----------------------------------------------------------------------------------------------------------
Joseph P. Platt, Jr., Trustee             $46,000        N/A              N/A               $46,000
----------------------------------------------------------------------------------------------------------
Robert C. Robb, Jr., Trustee              $46,000        N/A              N/A               $46,000
----------------------------------------------------------------------------------------------------------
Ralph L. Schlosstein*, Trustee,           $     0        N/A              N/A               $0
 Chairman and President
----------------------------------------------------------------------------------------------------------
Kenneth L. Urish, Trustee                 $46,000        N/A              N/A               $46,000
----------------------------------------------------------------------------------------------------------
Frederick W. Winter, Trustee              $46,000        N/A              N/A               $46,000
==========================================================================================================

* This trustee is considered by the Trust to be an "interested person" of the Trust as defined by the 1940 Act.

          Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to the Trust. No employee of BDI, BIMC, PFPC or PNC Bank receives any compensation from the Trust for acting as an officer or director of the Trust. The directors and officers of the Trust as a group owned less than 1% of the shares of each of the Funds.

                                      -41

Investment Adviser

          The advisory services provided by BIMC are described in the Funds' Prospectus. For the advisory services provided and expenses assumed by it, BIMC is entitled to receive fees, computed daily and payable monthly, at the following annual rates:

             Annual Fee               A Fund's Average Net Assets
             ----------               ---------------------------

             0.20%...................... of the average net assets

          PFPC, as described below under "Co-Administrators," and BIMC are co-administrators of the Trust. They may from time to time reduce their fees to ensure that the ordinary operating expenses (excluding interest, taxes, brokerage fees, fees paid to Service Organizations pursuant to Servicing Agreements, and extraordinary expenses) do not exceed a specified percentage of each Funds' average net assets.

          The following chart provides information with respect to the advisory fees paid (net of waivers) and advisory fees waived during the fiscal year or period ended October 31 (unless otherwise indicated) of each Fund ended in 2001, 2000 and 1999.


------------------------------------------------------------------------------------------------------------------------------------
FUND                                      2001                                2000                                1999
------------------------------------------------------------------------------------------------------------------------------------
                            ADVISORY FEES     ADVISORY FEES     ADVISORY FEES      ADVISORY FEES     ADVISORY FEES     ADVISORY FEES
                                PAID             WAIVED             PAID              WAIVED            PAID              WAIVED
------------------------------------------------------------------------------------------------------------------------------------
California Money Fund*      $464,412         $666,698              $485,210          $742,315          $505,469          $839,248
------------------------------------------------------------------------------------------------------------------------------------
New York Money Fund+        $290,175         $451,362              $213,949          $390,526          $189,702          $463,605
------------------------------------------------------------------------------------------------------------------------------------


* The information in the 1999 section of the chart relates to the twelve months ended January 31, 1999. For the nine months ended October 31, 1999, California Money Fund paid advisory fees of $347,895, and advisory fees of $615,723 were waived.

+ The information contained in the 1999 section of the chart relates to the fiscal year ended July 31, 1999. For the three months ended October 31, 1999, New York Money Fund paid advisory fees of $38,851 and advisory fees of $118,586 were waived.

Co-Administrators

          BIMC and PFPC serve as the Trust's co-administrators. PFPC has its principal business address at 400 Bellevue Parkway, Wilmington, Delaware 19809 and is an indirect, wholly-owned subsidiary of the PNC Financial Services Group, Inc. and is an affiliate of BIMC. As the Trust's co-administrators, BIMC and PFPC have agreed to provide the following services: (i) assist generally in supervising the Funds' operations, including providing a Wilmington, Delaware order-taking facility with toll-free IN-WATS telephone lines, providing for the preparing, supervising and mailing of purchase and redemption order confirmations to shareholders of record, providing and supervising the operation of an automated data processing system to process purchase and redemption orders, maintaining a back-up procedure to reconstruct lost purchase and redemption data, providing information concerning the Funds to their shareholders of record, handling shareholder problems, providing the services of employees to preserve and strengthen shareholder relations and monitoring the arrangements pertaining to the Funds' agreements with Service Organizations; (ii) assure that persons are available to receive and transmit purchase and redemption orders; (iii) participate in the periodic updating of the Funds' prospectuses; (iv) assist in the Funds' Wilmington, Delaware office; (v) accumulate information for and coordinate the preparation of reports to the Funds' shareholders and the SEC;
(vi) maintain the registration of the Funds' shares for sale under state securities laws; (vii) review and provide advice with respect to all sales literature of the Funds; and (viii) assist in the monitoring of regulatory and legislative developments which may affect the Trust, participate in counseling and assisting the Trust in relation to routine regulatory examinations and investigations, and work with the Trust's counsel in connection with regulatory matters and litigation.

          For their administrative services, the co-administrators are entitled jointly to receive fees, computed daily and payable monthly, as described above determined in the same manner as BIMC's advisory fee set forth above. For information regarding the administrators' obligation to reimburse the Funds in the event their expenses exceed certain prescribed limits, see "Investment Adviser" above. Any fees waived by the administrators with respect to a particular fiscal year are not recoverable.

          The following chart provides information with respect to the administration fees (net of waivers) paid and administration fees waived during the fiscal years or period ended October 31 (unless otherwise indicated) of each Fund ended in 2001, 2000 and 1999.


------------------------------------------------------------------------------------------------------------------------
FUND                                 2001                            2000                            1999
------------------------------------------------------------------------------------------------------------------------
                        ADMINISTRATION  ADMINISTRATION  ADMINISTRATION  ADMINISTRATION  ADMINISTRATION  ADMINISTRATION
                        FEES PAID       FEES WAIVED     FEES PAID       FEES WAIVED     FEES PAID       FEES WAIVED
------------------------------------------------------------------------------------------------------------------------
California Money Fund*      $464,412         $666,698       $485,210        $742,315        $505,469        $839,248
------------------------------------------------------------------------------------------------------------------------
New York Money Fund+        $290,175         $451,362       $213,949        $390,526        $189,702        $463,605
------------------------------------------------------------------------------------------------------------------------


* The information in the 1999 section of the chart relates to the twelve months ended January 31, 1999. For the nine months ended October 31, 1999, California Money Fund paid administration fees of $347,895, and administration fees of $615,723 were waived.

+ The information contained in the 1999 section of the chart relates to the fiscal year ended July 31, 1999. For the three months ended October 31, 1999, New York Money Fund paid administration fees of $38,851 and administration fees of $118,586 were waived.

Distributor

          Effective as of January 2, 2001, BDI serves as the distributor of the Trust's shares. BDI, a wholly-owned subsidiary of PFPC Distributors, Inc., is a Delaware corporation and has its principal business address at 3200 Horizon Drive, King of Prussia, PA 19406. BIMC is an affiliate of PFPC Distributors, Inc. and BDI. Each Fund's shares are sold on a continuous basis by the distributor as agent, although it is not obliged to sell any particular amount of shares. The distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Funds (excluding preparation and printing expenses necessary for the continued registration of the Fund shares). The distributor prepares or reviews, provides advice with respect to, and files with the federal and state agencies or other organizations as required by federal, state or other applicable laws and regulations, all sales literature (advertisements, brochures and shareholder communications) for each of the Funds and any class or subclass thereof. No compensation is payable by the Trust to the distributor for its distribution services.

          Until January 1, 2001, Provident Distributors, Inc. ("PDI") served as distributor of the Trust's shares. At that time, PDI was acquired by PFPC Distributors, Inc.

Custodian and Transfer Agent

          Pursuant to a Custodian Agreement, PFPC Trust Company, an affiliate of the Adviser, serves as each Fund's custodian, holding a Fund's portfolio securities, cash and other property. PFPC Trust Company has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809, with an additional custodial services location at 200 Stevens Drive, Suite 410, Lester, Pennsylvania 19113. Under the Custodian Agreement, PFPC Trust Company has agreed to provide the following services: (i) maintain a separate account or accounts in the name of a Fund; (ii) hold and disburse portfolio securities on account of a Fund; (iii) collect and make disbursements of money on behalf of a Fund; (iv) collect and receive all income and other payments and distributions on account of a Fund's portfolio securities; and (v) make periodic reports to the Board of Trustees concerning a Fund's operations.

          PFPC Trust Company is also authorized to select one or more banks or trust companies to serve as sub-custodian or agent on behalf of a Fund, provided that PFPC Trust Company shall remain responsible for the performance of all of its duties under the Custodian Agreement and shall hold each Fund harmless from the acts and omissions of any bank or trust company serving as sub-custodian or agent chosen by PFPC Trust Company. Currently, PFPC Trust Company has chosen PNC Bank to serve as agent.

          The Trust has chosen Citibank, N.A. to serve as the Fund's Foreign Custody Manager. The Foreign Custody Manager shall provide custody services for the Fund's foreign assets under the Foreign Custody Agreement.

          Under the Custodian Agreement, each Fund pays PFPC Trust Company an annual fee equal to $.25 for each $1,000 of each Fund's average daily gross assets. In addition, each Fund pays the custodian certain types of transaction charges, and reimburses the custodian for out-of-pocket expenses incurred on behalf of the Fund. The fees of PNC Bank and Citibank, N.A. are paid by PFPC Trust Company and not the Funds.

          PFPC serves as transfer agent, registrar and dividend disbursing agent to each Fund pursuant to a Transfer Agency Agreement. Under the Agreement, PFPC has agreed to provide the following services: (i) maintain a separate account or accounts in the name of a Fund; (ii) issue, transfer and redeem Fund shares;
(iii) transmit all communications by a Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders; (iv) respond to correspondence by shareholders, security brokers and others relating to its duties; (v) maintain shareholder accounts and sub-accounts; (vi) provide installation and other services in connection with the Funds' computer access program maintained to facilitate shareholder access to a Fund; (vii) send each shareholder of record a monthly statement showing the total number of a Fund's shares owned as of the last business day of the month (as well as the dividends paid during the current month and year); and (viii) provide each shareholder of record with a daily transaction report for each day on which a transaction occurs in the shareholder's Master Account with a Fund. Further, an institution establishing sub-accounts with PFPC is provided with a daily transaction report for each day on which a transaction occurs in a sub-account and, as of the last calendar day of each month, a report which sets forth the share balances for the sub-accounts at the beginning and end of the month and income paid or reinvested during the month. Finally, PFPC provides each shareholder of record with copies of all information relating to dividends and distributions which is required to be filed with the Internal Revenue Service and other appropriate taxing authorities.

          For transfer agency and dividend disbursing services, each Fund pays PFPC fees at the annual rate of $12.00 per account and sub-account maintained by PFPC plus $1.00 for each purchase or redemption transaction by an account (other than a purchase transaction made in connection with the automatic reinvestment of dividends). Payments to PFPC for sub-accounting services provided by others are limited to the amount which PFPC pays to others for such services. In addition, each Fund reimburses PNC Bank and PFPC for out-of-pocket expenses related to such services.

Service Organizations

          The Funds may enter into agreements with Bear Stearns requiring it to provide certain services to its customers who beneficially own shares of the Funds. The Trust's agreements with Bear Stearns are governed by Plans (called "Distribution Plan" and "Shareholder Servicing Plan" for the Bear Stearns Shares), which have been adopted by the Trust's Board of Trustees pursuant to applicable rules and regulations of the SEC. Pursuant to the Plans, the Board of Trustees reviews, at least quarterly, a written report of the amounts expended under the Trust's agreements with Bear Stearns and the purposes for which the expenditures were made. In addition, the Trust's arrangements with Bear Stearns must be approved annually by a majority of the Trust's Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements.

          Pursuant to the Shareholder Services Plan, each of the Funds may enter into agreements with Bear Stearns requiring it to provide services to their customers who beneficially own Bear Stearns Shares in consideration of [.25]% (on an annualized basis) of the average daily net asset value of the Bear Stearns Shares held by Bear Stearns for the benefit of its customers. Such services provided by a Service Organization may include (i) answering shareholder inquiries regarding account status and history, the manner in which purchases, exchanges and redemption of shares may be effected and certain other matters pertaining to the shareholders' investments; (ii) assisting shareholders in designating and changing dividend options, account designations and addresses; (iii) aggregating and processing purchase and redemption requests from shareholders and placing net purchase and redemption orders with the distributor; (iv) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions;
(v) processing dividend payments from the particular Series on behalf of shareholders; (vi) providing information periodically to shareholders showing their positions in Bear Stearns Shares; (vii) arranging for bank wires;

(viii) responding to shareholder inquiries relating to a particular Series or the services performed by Bear Stearns; (ix) providing sub-accounting with respect to a Series of shares beneficially owned by shareholders or the information necessary for sub-accounting; (x) if required by law, forwarding shareholder communications from the particular Series (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; and (xi) other similar services to the extent permitted under applicable statutes, rules or regulations.

          Pursuant to the Distribution Plan (12b-1 Plan), the Funds may enter into agreements with Bear Stearns requiring it to provide certain sales and support services to its shareholders who beneficially own Bear Stearns Shares in consideration of [.40]% (on an annualized basis) of the average daily net asset value of the Bear Stearns Shares held by Bear Stearns for the benefit of shareholders. Sales and support services provided by Bear Stearns may include:
(a) reasonable assistance in connection with the distribution of Bear Stearns Shares to shareholders as requested from time to time by the distributor, which assistance may include forwarding sales literature and advertising provided by the distributor for shareholders; and (b) the following support services to shareholders who may from time to time acquire and beneficially own Bear Stearns
Shares: (i) establishing and maintaining accounts and records relating to shareholders that invest in Bear Stearns Shares; (ii) processing dividend and distribution payments from a particular series on behalf of shareholders; (iii) providing information periodically to shareholders showing their positions in Bear Stearns Shares; (iv) arranging for bank wires; (v) responding to shareholder inquiries relating to the services performed by Bear Stearns; (vi) responding to routine inquiries from shareholders concerning their investments in Bear Stearns Shares; (vii) providing subaccounting with respect to Bear Stearns Shares beneficially owned by shareholders or the information to the Trust necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from a particular series (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (ix) assisting in processing purchase, exchange and redemption requests from shareholders and in placing such orders with service contractors; (x) assisting shareholders in changing dividend options, account designations and addresses; (xi) providing shareholders with a service that invests the assets of their accounts in Bear Stearns Shares pursuant to specific or pre-authorized instructions; and (xii) providing such other similar services as the distributor may reasonably request to the extent Bear Stearns is permitted to do so under applicable statutes, rules and regulations.

          The Board of Trustees have approved the Trust's arrangements with Bear Stearns based on information provided to the Board that there is a reasonable likelihood that the arrangements will benefit the class of shares of the Fund charged with such fees and its shareholders. Any material amendment to the Trust's arrangements with Bear Stearns must be made in a manner approved by a majority of the Trust's Board of Trustees (including a majority of the Non-Interested Trustees), and any amendment to increase materially the costs under the Distribution Plan (12b-1 Plan) adopted by the Board with respect to Bear Stearns Shares must be approved by the holders of a majority of the outstanding Bear Stearns Shares. (It should be noted that while the annual service fee with respect to Bear Stearns Shares is currently set at [.35]%, the Plans adopted by the Board of Trustees with respect to the Funds permits the Board to increase this fee to [.40]% without shareholder approval.) So long as the Trust's arrangements with Service Organizations are in effect, the selection and nomination of the members of the Trust's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust will be committed to the discretion of such non-interested directors.

          The Adviser, BDI, and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to Bear Stearns and other persons in connection with providing services to shareholders of the Trust. In addition, subject to applicable NASD regulations, the Adviser, BDI and/or their affiliates may also contribute to various cash and non-cash incentive arrangements to promote the sale of shares. This additional compensation can vary depending upon such factors as the amounts Bear Stearns' customers have invested (or may invest) in particular Funds, the particular program involved, or the amount of reimbursable expenses.

Expenses

          A Fund's expenses include taxes, interest, fees and salaries of the Trust's Trustees and officers who are not Trustees, officers or employees of the Trust's service contractors, SEC fees, state securities registration fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, Service Organization fees, costs of the Funds' computer access program, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. A Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

                    ADDITIONAL INFORMATION CONCERNING TAXES

          Each Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute all, or substantially all, of its income each year, so that the Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be taxed on its taxable income at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends although corporate shareholders could be eligible for the dividends-received deduction. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

          A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

          Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

          The Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to back-up withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to back-up withholding when required to do so or that he or she is an "exempt recipient."

          For a Fund to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of the Fund's assets at the close of each quarter of the Fund's taxable year must consist of exempt-interest obligations.

          An investment in the Funds is not intended to constitute a balanced investment program. Shares of the Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under
Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would the shareholder not gain any additional benefit from the Funds' dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed. In addition, the Funds may not be an appropriate investment for entities that are "substantial users" of facilities financed by "private activity bonds" or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) occupies more than 5% of the usable area of such facilities or (iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

                                   DIVIDENDS

General

          Each Fund's net investment income for dividend purposes consists of
(i) interest accrued and original issue discount earned on that Fund's assets,
(ii) plus the amortization of market discount and minus the amortization of market premium on such assets and (iii) less accrued expenses directly attributable to that Fund and the general expenses (e.g. legal, accounting and Trustees' fees) of the Trust prorated to such Fund on the basis of its relative net assets. Any realized short-term capital gains may also be distributed as dividends to Fund shareholders. In addition, a Fund's Bear Stearns Shares bear exclusively the expense of fees paid to Service Organizations. (See "Management of the Funds -- Service Organizations.")

                                      -48

          As stated, the Trust uses its best efforts to maintain the net asset value per share of each Fund at $1.00. As a result of a significant expense or realized or unrealized loss incurred by either Fund, it is possible that the Fund's net asset value per share may fall below $1.00.

              ADDITIONAL YIELD AND OTHER PERFORMANCE INFORMATION

          The "yields" and "effective yields" are calculated separately for each Fund. The seven-day yield for each class or sub-class of shares in a Fund is calculated by determining the net change in the value of a hypothetical pre-existing account in a Fund having a balance of one share of the class involved at the beginning of the period, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and multiplying the base period return by 365/7. The net change in the value of an account in a Fund includes the value of additional shares purchased with dividends from the original share and dividends declared on the original share and any such additional shares, net of all fees charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size, but does not include gains and losses or unrealized appreciation and depreciation. In addition, the effective annualized yield may be computed on a compounded basis (calculated as described above) by adding 1 to the base period return, raising the sum to a power equal to 365/7, and subtracting 1 from the result. Similarly, based on the calculations described above, 30-day (or one-month) yields and effective yields may also be calculated.

          The following chart provides information with respect to the yields of the Dollar Shares of the California Money Fund and the Institutional Shares of the New York Money Fund as of October 31, 2001. No information is provided regarding the yields with respect to the Bear Stearns Class of the Funds because the Class had no Shares outstanding on October 31, 2001.

----------------------------------------------------------------------------------------------------------

                                                   7 DAY                           30 DAY
----------------------------------------------------------------------------------------------------------
                                                       COMPOUNDED                       COMPOUNDED
                                                       EFFECTIVE                        EFFECTIVE
                                          YIELD          YIELD             YIELD          YIELD
----------------------------------------------------------------------------------------------------------
California Money Fund Dollar              1.62%           1.64%            1.65%          1.66%
----------------------------------------------------------------------------------------------------------
New York Money Fund Institutional         1.94%           1.96%            1.89%          1.91%
----------------------------------------------------------------------------------------------------------

          The following tax equivalent yields for the "Funds" assume a federal income tax rate of 28.00%, a New York income tax rate of 10.25% and a California income tax rate of 11.05%.

-----------------------------------------------------------------------------------------------
                                                                               30 Day
                                                         7 Day             Tax-Equivalent
                                                    Tax-Equivalent      Compounded Effective
                                                         Yield                 Yield
-----------------------------------------------------------------------------------------------
California Money Fund Dollar
-----------------------------------------------------------------------------------------------
New York Money Fund Institutional
-----------------------------------------------------------------------------------------------

          From time to time, in reports to shareholders or otherwise, a Fund's yield or total return may be quoted and compared to that of other money market funds or accounts with similar investment objectives, to stock or other relevant indices and to other reports or analyses that

                                      -49
relate to yields, interest rates, total return, market performance, etc. For example, the yield of the Fund may be compared to the iMoneyNet, Inc. Money Fund Average, which is an average compiled by iMoneyNet, Inc.'s Money Fund Report(R) of Westborough, MA 01581, a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the Bank Rate Monitor from money market deposit accounts offered by
                ---- ---- -------
the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas.

          Yield and return will fluctuate, and any quotation of yield or return should not be considered as representative of the future performance of the Fund. Since yields and returns fluctuate, performance data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance and yield are generally functions of the kind and quality of the investments held in a fund, portfolio maturity, operating expenses and market conditions. Any fees charged by banks with respect to customer accounts in investing in shares of a Fund will not be included in yield or return calculations; such fees, if charged, would reduce the actual yield or return from that quoted.

          The Funds may also from time to time include in advertisements, sales literature, communications to shareholders and other materials ("Materials"), discussions or illustrations of the effects of compounding. "Compounding" refers to the fact that, if dividends or other distributions on an investment are reinvested by being paid in additional Portfolio shares, any future income or capital appreciation of a Fund would increase the value, not only of the original investment, but also of the additional shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

          In addition, the Funds may also include in Materials discussions and/or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on certain assumptions and action plans offering investment alternatives), investment management strategies, techniques, policies or investment suitability of a Fund, economic and political conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities, and hypothetical investment returns based on certain assumptions. From time to time, Materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the advisers as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected indices may be used to illustrate historical performance of select asset classes. The Funds may also include in Materials charts, graphs or drawings which compare the investment objective, return potential, relative stability and/or growth possibilities of the Funds and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds,

                                      -50

Treasury securities and shares of a Fund and/or other mutual funds. Materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic accounting rebalancing and the advantages and disadvantages of investing in tax-deferred and taxable investments), shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments, designations assigned a Fund by various rating or ranking organizations, and Fund identifiers (such as CUSIP numbers or NASDAQ symbols). Such Materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

          Materials may include lists of representative clients of the Funds' investment adviser, may include discussions of other products or services, may contain information regarding average weighted maturity or other maturity characteristics, and may contain information regarding the background, expertise, etc. of the investment adviser or of a Fund's portfolio manager.

          From time to time in advertisements, sales literature and communications to shareholders, the Funds may compare their total returns to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data is found in iMoneyNet, Inc.'s Money Fund Report and reports prepared by Lipper Analytical Services, Inc. Total return is the change in value of an investment in a Fund over a particular period, assuming that all distributions have been reinvested. Such rankings represent the Funds' past performance and should not be considered as representative of future results.

                                      -51

                   ADDITIONAL DESCRIPTION CONCERNING SHARES

          The Trust was organized as a Delaware business trust on October 21, 1998. The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest in the Trust and to classify or reclassify any unissued shares into one or more series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of ten series of shares designated as TempFund, TempCash, FedFund, T-Fund, Federal Trust Fund, Treasury Trust Fund, MuniFund, MuniCash, California Money Fund and New York Money Fund. The Board of Trustees has full power and authority, in its sole discretion, and without obtaining shareholder approval, to divide or combine the shares or any class or series thereof into a greater or lesser number, to classify or reclassify any issued shares or any class or series thereof into one or more classes or series of shares, and to take such other action with respect to the Trust's shares as the Board of Trustees may deem desirable. The Agreement and Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust to merge or to consolidate with any corporation, association, trust or other organization in order to change the form of organization and/or domicile of the Trust or to sell or exchange all or substantially all of the assets of the Trust, or any series or class thereof, in dissolution of the Trust, or any series or class thereof. The Agreement and Declaration of Trust permits the termination of the Trust or of any series or class of the Trust by the Trustees without shareholder approval. The Declaration of Trust further authorizes the trustees to classify or reclassify any series of shares into one or more classes. Currently, the classes authorized are Bear Stearns, Institutional, Administration, Dollar, Plus, Cash Reserves and Cash Management.

          The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Upon the written request of shareholders owning at least 25% of the Trust's shares, the Trust will call for a meeting of shareholders to consider the removal of one or more Trustees and other certain matters. To the extent required by law, the Trust will assist in shareholder communication in such matters.

          Holders of shares in a Fund in the Trust will vote in the aggregate and not by class or sub-class on all matters, except as described above, and except that each Fund's Bear Stearns, Administration, Dollar, Plus, Cash Reserves and Cash Management Shares, as described in "Service Organizations" above, shall be entitled to vote on matters submitted to a vote of shareholders pertaining to that Fund's arrangements with its Service Organizations. Further, shareholders of each of the Trust's portfolios will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be

                                      -52
effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent accountants, the approval of principal underwriting contracts, and the election of Trustees are not subject to the separate voting requirements and may be effectively acted upon by shareholders of the investment company voting without regard to portfolio.

          Notwithstanding any provision of Delaware law requiring a greater vote of shares of the Trust's Common Stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above) or by the Trust's Charter, the Trust may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

                                    COUNSEL

          Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Trust, is a partner), One Logan Square, 18/th/ and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Trust.

          [______________________________________], acts as special New York
Counsel for the Trust and has reviewed the portions of this Statement of Additional Information and the disclosure in the Prospectuses concerning New York taxes and the description of special considerations relating to New York Municipal Obligations.

          [______________________________________], acts as special California
Counsel and has reviewed the portions of this Statement of Additional Information and the disclosure in the Prospectuses concerning California taxes and the description of special considerations relating to California Municipal Obligations.

                                   AUDITORS

          PricewaterhouseCoopers LLP, with offices at Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103 has been selected as the independent accountants of the Trust for the fiscal year ending October 31, 2002.

                             FINANCIAL STATEMENTS

          The Annual Report for the fiscal year ended October 31, 2000 has been filed with the Securities and Exchange Commission. The financial statements for the Dollar Shares of the California Money Fund and the Institutional Shares of the New York Money Fund in such Annual Report ("the Financial Statements") are incorporated by reference into this Statement of Additional Information. The Financial Statements for the Dollar Shares of the California Money Fund and the Institutional Shares of the New York Money Fund for the Trust have been audited by the Trust's independent accountants, PricewaterhouseCoopers LLP, whose reports thereon also appear in the Annual Report and are incorporated herein by reference. The Financial Statements for the Dollar Shares of the California Money Fund and the Institutional Shares of the

                                      -53

New York Money Fund in the Annual Report have been incorporated herein in reliance upon such reports given upon the authority of such firms as experts in accounting and auditing. The Financial Statements in the Annual Report contain no financial highlights for the Bear Stearns Class of the Funds because the Bear Stearns Class was not operational during the prior year.

                                 MISCELLANEOUS

Shareholder Vote

          As used in this Statement of Additional Information, a "majority of the outstanding shares" of a Fund or of a particular portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the lesser of (1) 67% of that Fund's shares (irrespective of class or subclass) or of the portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of that Fund or portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund (irrespective of class or subclass) or of the portfolio.

Securities Holdings of Brokers

          As of October 31, 2001, the value of California Money Fund and/or New York Money Fund aggregate holdings of the securities of each of its regular brokers or dealers or their parents was: [to be completed]

Certain Record Holders [to be revised]

          As of November 30, 2001, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of California Money Fund Institutional Shares were as follows: U.S. Trust Company of New York, 4 New York Plaza, 13/th/ Floor, New York, NY 10004 (25.9%); Bank of New York, One Wall Street, New York, NY 10286 (10.3%); Sanwa Bank California, P.O. Box 60078, Los Angeles, CA 90060 (7.9%); First American Trust Company, 421 N. Main Street, Santa Ana, CA 92701 (7.7%); Santa Barbara Bank & Trust, 820 State Street, Santa Barbara, CA 93101 (6.3%); Exchange Bank, P.O. Box 208, Santa Rosa, CA 95402 (5.4%); and The Whittier Trust Company, 1600 Huntington Drive, South Pasadena, CA 91030 (5.0%).

          As of November 30, 2001, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of California Money Fund Dollar Shares were as follows: Santa Barbara Bank & Trust, 820 State Street, Santa Barbara, CA 93101 (84.7); and Laird Norton Trust Company, Norton Building, 11/th/ Floor, 801 2/nd/ Avenue, Seattle, WA 98104 (11.2%)

          As of November 30, 2001, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of New York Money Fund Institutional Shares were as follows:
Chase Manhattan Bank, P.O. Box 2558, Houston, TX 77252 (28.8%); Chase Manhattan Bank NA, P.O. Box 1412, Rochester, NY 14603

                                      -54

(26.5%); HSBC Bank USA, P.O. Box 4203, Buffalo, NY 14240 (8.4%); and Fleet National Bank, P.O. Box 92800, Rochester, NY 14692 (14.6%).

          As of November 30, 2001, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of New York Money Fund Dollar Shares were as follows: Hillard Lyons, 501 Hilliard Lyons Center, Louisville, KY 40202 (100%).


                                      -55

                                  APPENDIX A
                                  ----------

          Commercial Paper Ratings
          ------------------------

     A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

     "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligors inadequate capacity to meet its financial commitment on the obligation.

     "C" - Obligations are currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

     "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Moody's commercial paper ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

     "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     "Not Prime" - Issuers do not fall within any of the Prime rating categories.

     Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations :

     "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

     "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

     "D" - Securities are in actual or imminent payment default.

          Corporate and Municipal Long-Term Debt Ratings
          ----------------------------------------------

     The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

     "AAA" - An obligation rated "AAA" is the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligors rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment.

     "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation .


     "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

     "C" - An obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

     "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

     "Aaa" - Bonds and preferred stock are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" - Bonds and preferred stock are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

     "A" - Bonds and preferred stock possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" - Bonds and preferred stock are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba" - Bonds and preferred stock are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     "B" - Bonds and preferred stock generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     "Caa " - Bonds and preferred stock are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     "Ca" - Bonds and preferred stock represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     "C" - Bonds and preferred stock are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

          The following summarizes long-term ratings used by Fitch:

     "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

     "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

     "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

          Municipal Note Ratings
          ----------------------

     A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

     "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

     "MIG-3"/"VMIG-3" - This designation denotes acceptable credit. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

     Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

                 BLACKROCK PROVIDENT INSTITUTIONAL FUNDS


                                    PART C
                               OTHER INFORMATION

Item 23.

          (a) (1) Certificate of Trust dated October 21, 1998 is incorporated by reference to Exhibit (a) (1) of Post-Effective Amendment No. 61 to Registrant's Registration Statement, file Nos. 2-47015/811-2354, filed February 2, 1999 ("PEA No. 61").

               (2) Registrant's Agreement and Declaration of Trust dated October 21, 1998 is incorporated by reference to Exhibit (a)
                    (2) of PEA No. 61.

               (3) Certificate of Amendment of Certificate of Trust dated January 26, 2001 is incorporated by reference to Exhibit
                    (a)(3) of Post Effective Amendment No. 67.


          (b) Registrant's By-Laws dated October 22, 1998 is incorporated by reference to Exhibit (b) of PEA No. 61.

          (c)       See Article II, Section 2.6, Section 2.7, Section 2.8,
                    Section 2.9, Section 2.10, Section 2.11 and Section 2.12;
                    Article III, Section 3.7; Article VI; Article VII; Article VIII, Section 8.5 and Article IX of the Registrant's Declaration of Trust dated October 21, 1998 is incorporated by reference to Exhibit (a) (2) of PEA No. 61 and Article IV, Article V and Article VI of the Registrant's By-Laws dated October 22, 1998 is incorporated by reference to Exhibit (b) of PEA No. 61.

          (d) Investment Advisory Agreement between Registrant and BlackRock Institutional Management Corporation ("BIMC") dated February 10, 1999 is incorporated by reference to Exhibit (d) of Post-Effective Amendment No. 63 to Registrant's Registration Statement, file Nos. 2-47015/811-2354, filed November 30, 1999 ("PEA No. 63").

          (e) Distribution Agreement between Registrant and BlackRock Distributors, Inc. ("BDI") dated January 2, 2001 is filed herein.


          (f)       None.

          (g) (1) Custodian Services Agreement between Registrant and PNC Bank N.A. dated February 10, 1999 is incorporated by reference to Exhibit (g)(1) of PEA No. 63.

               (2) Custodian Services Agreement between Registrant and PFPC Trust Company dated February 11, 1999 is incorporated by reference to Exhibit (g)(2) of PEA No. 63.


          (h) (1) Administration Agreement between Registrant, BIMC and PFPC Inc., dated February 10, 1999 is incorporated by reference to Exhibit (h)(1) of PEA No. 63.

               (2) Transfer Agency Agreement between Registrant and PFPC Inc. dated February 10, 1999 is incorporated by reference to Exhibit (h)(2) of PEA No. 63.

               (3)  (a)  Share Purchase Agreement between Registrant and
                         Temporary Investment Fund, Inc. dated February 10, 1999 is incorporated by reference to Exhibit (h)(3)(a) of Post-Effective Amendment No. 65 to Registrant's Registration Statement file Nos. 2-47015/811-2354, filed April 6, 2000.

                    (b) Share Purchase Agreement between Registrant and Trust for Federal Securities dated February 10, 1999 is incorporated by reference to Exhibit (h)(3)(b) of PEA No. 65.

                    (c) Share Purchase Agreement between Registrant and Municipal Fund for Temporary Investment dated February 10, 1999 is incorporated by reference to Exhibit
                         (h)(3)(c) of PEA No. 65.

                    (d) Share Purchase Agreement between Registrant and Municipal Fund for California Investors, Inc. dated February 10, 1999 is incorporated by reference to Exhibit (h)(3)(d) of PEA No. 65.

                    (e) Share Purchase Agreement between Registrant and Municipal Fund for New York Investors, Inc. dated February 10, 1999 is incorporated by reference to Exhibit (h)(3)(e) of PEA No. 65.


          (i)       None.


          (j)  (1)  Consent of Drinker Biddle & Reath LLP is filed herein.

               (2)  Consent of PricewaterhouseCoopers LLP is filed herein.

          (k)       None

          (l)       None.

          (m) Registrant's Amended Distribution Plan with respect to Plus Shares and Form of Distribution Agreement is incorporated by reference to Exhibit (m) (1) of PEA No. 61.

          (n) Amended Rule 18f-3 Plan for Multi-Class System to be filed by amendment.


          (p)       None (Registrant's Funds are all money market funds).

                                 EXHIBIT INDEX
                                 -------------




          (e) Distribution Agreement dated January 2, 2001, between Registrant and BlackRock Distributors, Inc.

          (j)  (1)  Consent of Drinker Biddle & Reath LLP.
               (2)  Consent of Independent Auditors.

Item 24.  Persons Controlled by or under Common Control with Registrant

          Registrant is controlled by its Board of Trustees.

Item 25.  Indemnification

          Indemnification of Registrant's Administrators, Principal Underwriter, Custodian and Transfer Agent against certain stated liabilities is provided for in Section 10 of the Administration Agreement, Section 5 of the Distribution Agreement, Section 12 of the Custodian Services Agreement, and Section 12 of the Transfer Agency Agreement.


          Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions.

          Article VIII of Registrant's Agreement and Declaration of Trust, which is incorporated by reference to Exhibit (a) (2) of PEA No. 61, provides for the indemnification of Registrant's trustees and officers.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser

          BIMC performs investment advisory services for Registrant and certain other investment companies and accounts. The information required by this Item 26 with respect to each director, officer and partner of BIMC is incorporated by reference to Schedules A and D of Form ADV filed by BIMC with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-13304).

Item 27.  Principal Underwriter

     (a) PFPC Distributors, Inc. (the "Distributor") acts as principal underwriter for the following investment companies as of November 12, 2001:



               AB Funds Trust
               AFBA 5 Star Funds
               Columbia Common Stock Fund, Inc.
               Columbia Growth Fund, Inc.
               Columbia International Stock Fund, Inc.
               Columbia Special Fund, Inc.
               Columbia Small Cap Fund, Inc.
               Columbia Real Estate Equity Fund, Inc.
               Columbia Balanced Fund, Inc.
               Columbia Daily Income Company
               Columbia U.S. Government Securities Fund, Inc. Columbia Fixed Income Securities Fund, Inc. Columbia Municipal Bond Fund, Inc.
               Columbia High Yield Fund, Inc.
               Columbia National Municipal Bond Fund, Inc.
               Columbia Strategic Value Fund, Inc.
               Columbia Technology Fund, Inc.
               Deutsche Asset Management VIT Funds
               Forward Funds, Inc
               The Galaxy Fund
               The Galaxy VIP Fund
               Galaxy Fund II
               GAMNA Series Funds, Inc.
               Harris Insight Funds Trust
               Hillview Investment Trust II
               International Dollar Reserve Fund I, Ltd.
               Kalmar Pooled Investment Trust

               LKCM Funds
               Matthews International Funds
               McM Funds
               Metropolitan West Funds
               New Covenant Funds, Inc.
               Pictet Funds
               Smith Breeden Series Funds
               The RBB Fund, Inc.
               RS Investment Trust
               RWB/WPG U.S. Large Stock Fund
               Stratton Growth Fund, Inc.
               Stratton Monthly Dividend REIT Shares, Inc.
               The Stratton Funds, Inc.
               Tomorrow Funds Retirement Trust
               Trainer, Wortham First Mutual Funds
               Undiscovered Managers Funds
               Weiss, Peck & Greer Funds Trust
               Weiss, Peck & Greer International Fund
               Whitehall Funds Trust
               Wilshire Target Funds, Inc.
               WPG Growth and Income Fund
               WPG Tudor Fund

               WT Investment Trust


       Distributed by BlackRock Distributors, Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

               BlackRock Provident Institutional Funds
               BlackRock Funds, Inc.

       Distributed by Northern Funds Distributors, LLC., a wholly owned subsidiary of PFPC Distributors, Inc.:


               Northern Funds Trust
               Northern Institutional Funds Trust

       Distributed by Offit Funds Distributor, Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

               Offit Investment Fund, Inc
               The Offit Variable Insurance Fund, Inc.


       Distributed by ABN AMRO Distribution Services (USA), Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

               ABN AMRO Funds

      PFPC Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. PFPC Distributors, Inc. is located at 3200 Horizon Drive, King of Prussia, PA Pennsylvania 19406.






          (b) The following list of the executive officers, directors, and partners of PFPC Distributors, Inc.:


     Michael Denofrio            -      Chairman, Chief Executive Officer and President
     Bruno DiStefano             -      Vice President
     Susan K. Moscaritolo        -      Vice President
     Elizabeth T. Holtsbery      -      Vice President
     Lisa Colon                  -      Vice President
     Thomas Rodman               -      Vice President
     Rita G. Adler               -      Chief Compliance Officer
     Christine A. Ritch          -      Chief Legal Officer, Secretary and Clerk
     Christopher S. Conner       -      Assistant Secretary and Assistant Clerk
     Bradley A. Stearns          -      Assistant Secretary and Assistant Clerk
     John L. Wilson              -      Assistant Secretary and Assistant Clerk
     Douglas D. Castagna         -      Controller and Assistant Treasurer
     Craig D. Stokarski          -      Treasurer

     (c)  Not applicable.





Item 28.  Location of Accounts and Records


            (1) PNC Bank, National Association, 200 Stevens Drive, Lester, Pennsylvania 19113 (records relating to its function as sub-custodian for PFPC Trust Company, the registrant's custodian).

            (2) BlackRock Distributors, Inc., 3200 Horizon Drive, King of Prussia, PA 19406 (records relating to its function as distributor).


            (3) BlackRock Institutional Management Corporation, Bellevue Park Corporate Center, 100 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as investment adviser and co-administrator).


            (4) PFPC Inc., Bellevue Park Corporate Center, 400 Bellevue Parkway, 4/th/ Floor, MS: 103-04-01, Wilmington, Delaware 19809 (records relating to its functions as co-administrator, transfer agent, registrar and dividend disbursing agent).

            (5) Drinker Biddle & Reath LLP, One Logan Square, 18/th/ & Cherry Streets, Philadelphia, PA 19103-6996 (Registrant's Charter, By-Laws, and Minute Books).

Item 29.  Management Services

          None.


Item 30.  Undertakings

          Registrant hereby undertakes to furnish its Annual Report to Shareholders upon request and without charge to any person to whom a prospectus is delivered.

                                  SIGNATURES


          Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, BlackRock Provident Institutional Funds (the "Registrant") has duly caused this Post - Effective Amendment No. 68 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and the State of New York, on December 21, 2001.


                                        BLACKROCK PROVIDENT INSTITUTIONAL FUNDS

                                        /s/ Ralph Schlosstein
                                        ---------------------

                                        Ralph Schlosstein
                                        President

          Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 68 to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                 Title                        Date
---------                                 -----                        ----
*G. Nicholas Beckwith, III                Trustee                      December 21, 2001
--------------------------
G. Nicholas Beckwith, III

*Jerrold B. Harris                        Trustee                      December 21, 2001
------------------
Jerrold B. Harris

*Rodney D. Johnson                        Trustee                      December 21, 2001
------------------
Rodney D. Johnson

*Joseph P. Platt                          Trustee                      December 21, 2001
----------------
Joseph P. Platt

*Robert C. Robb, Jr.                      Trustee                      December 21, 2001
--------------------
Robert C. Robb, Jr.

*Kenneth L. Urish                         Trustee                      December 21, 2001
-----------------
Kenneth L. Urish

*Frederick W. Winter                      Trustee                      December 21, 2001
--------------------
Frederick W. Winter

/s/ Ralph Schlosstein                     Chairman of the Board of     December 21, 2001
---------------------
Ralph Schlosstein                         Trustees and President

*By: /s/ W. Bruce McConnel
     ---------------------
     W. Bruce McConnel
     Attorney-in-Fact

                    BLACKROCK PROVIDENT INSTITUTIONAL FUNDS

                               Power of Attorney



     I hereby appoint W. Bruce McConnel, Michael P. Malloy and Ralph Schlosstein attorney for me, with full power of substitution, and in my name and on my behalf as a Trustee to sign any Registration Statement or Amendment thereto of BLACKROCK PROVIDENT INSTITUTIONAL FUNDS (Registration No. 2-47015) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on November 13, 2001.


                                         /s/ G. Nicholas Beckwith, III
                                         -----------------------------
                                         G. Nicholas Beckwith, III

                    BLACKROCK PROVIDENT INSTITUTIONAL FUNDS

                               Power of Attorney



     I hereby appoint W. Bruce McConnel, Michael P. Malloy and Ralph Schlosstein attorney for me, with full power of substitution, and in my name and on my behalf as a Trustee to sign any Registration Statement or Amendment thereto of BLACKROCK PROVIDENT INSTITUTIONAL FUNDS (Registration No. 2-47015) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on November 13, 2001.


                                    /s/ Joseph P. Platt, Jr.
                                    ------------------------
                                    Joseph P. Platt, Jr.

                    BLACKROCK PROVIDENT INSTITUTIONAL FUNDS

                               Power of Attorney



     I hereby appoint W. Bruce McConnel, Michael P. Malloy and Ralph Schlosstein attorney for me, with full power of substitution, and in my name and on my behalf as a Trustee to sign any Registration Statement or Amendment thereto of BLACKROCK PROVIDENT INSTITUTIONAL FUNDS (Registration No. 2-47015) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on November 13, 2001.


                                    /s/ Jerrold B. Harris
                                    ---------------------
                                    Jerrold B. Harris

                   BLACKROCK PROVIDENT INSTITUTIONAL FUNDS.

                               Power of Attorney



     I hereby appoint W. Bruce McConnel, Michael P. Malloy and Ralph Schlosstein attorney for me, with full power of substitution, and in my name and on my behalf as a Trustee to sign any Registration Statement or Amendment thereto of BLACKROCK PROVIDENT INSTITUTIONAL FUNDS (Registration No. 2-47015) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on November 13, 2001.


                                    /s/ Rodney D. Johnson
                                    ---------------------
                                    Rodney D. Johnson

                    BLACKROCK PROVIDENT INSTITUTIONAL FUNDS

                               Power of Attorney



     I hereby appoint W. Bruce McConnel, Michael P. Malloy and Ralph Schlosstein attorney for me, with full power of substitution, and in my name and on my behalf as a Trustee to sign any Registration Statement or Amendment thereto of BLACKROCK PROVIDENT INSTITUTIONAL FUNDS (Registration No. 2-47015) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on November 13, 2001.


                                    /s/ Robert C. Robb, Jr.
                                    -----------------------
                                    Robert C. Robb, Jr.

                    BLACKROCK PROVIDENT INSTITUTIONAL FUNDS

                               Power of Attorney



     I hereby appoint W. Bruce McConnel, Michael P. Malloy and Ralph Schlosstein attorney for me, with full power of substitution, and in my name and on my behalf as a Trustee to sign any Registration Statement or Amendment thereto of BLACKROCK PROVIDENT INSTITUTIONAL FUNDS (Registration No. 2-47015) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on November 13, 2001.


                                    /s/ Kenneth L. Urish
                                    --------------------
                                    Kenneth L. Urish

                    BLACKROCK PROVIDENT INSTITUTIONAL FUNDS

                               Power of Attorney



     I hereby appoint W. Bruce McConnel, Michael P. Malloy and Ralph Schlosstein attorney for me, with full power of substitution, and in my name and on my behalf as a Trustee to sign any Registration Statement or Amendment thereto of BLACKROCK PROVIDENT INSTITUTIONAL FUNDS (Registration No. 2-47015) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on November 13, 2001.


                                    /s/ Frederick W. Winter
                                    -----------------------
                                    Frederick W. Winter